As filed with the Securities and Exchange Commission on October 26, 1998


                    Securities Act of 1933 File No. 2-80886
                Investment Company Act of 1940 File No. 811-3626

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 43


                                      and


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No.38



                                CITIZENS FUNDS*
               (Exact name of Registrant as specified in charter)

               230 Commerce Way, Suite 300, Portsmouth, NH 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                          230 Commerce Way, Suite 300
                              Portsmouth, NH 03801
                    (Name and Address of Agent for Service)



It is proposed that this filing become effective:
[ ] Immediately upon filing pursuant to paragraph (b)
[X] On October 27, 1998 pursuant to paragraph (b)
[ ] 75 days after filing pursuant to paragraph (a)
[ ] On (date) pursuant to paragraph (a) of Rule 485




_______________________________________________________________________________
*Formerly known as Citizens Investment Trust

                                 CITIZENS FUNDS
                                CROSS INDEX PAGE


PART A:  INFORMATION REQUIRED IN THE PROSPECTUS
_______________________________________________________________________________
Item 1.                Cover Page                    Cover Page
_______________________________________________________________________________
Item 2.                Synopsis; Fee Information     Introduction; Fee
                                                     Information
_______________________________________________________________________________
Item 3.                Condensed Financial           Financial Highlights
                       Information
_______________________________________________________________________________
Item 4.                General Description of        Organization and
                       Registrant                    Management of the Trust

_______________________________________________________________________________
Item  5.               Management of the Fund        Organization and
                                                     Management of the Trust
_______________________________________________________________________________
Item 5A.               Management's Discussion of    Not Applicable
                       Fund Performance
_______________________________________________________________________________
Item 6.                Capital Stock and Other       How to Purchase and
                       Securities                    Redeem Shares; Dividends,
                                                     Distributions and Taxes
_______________________________________________________________________________
Item 7.                Purchase of Securities        How to Purchase and
                       Being Offered                 Redeem Shares;
                                                     Shareholder Services
_______________________________________________________________________________
Item 8.                Redemption or Repurchase      How to Purchase and
                                                     Redeem Shares;
                                                     Shareholder Services
_______________________________________________________________________________
Item 9.                Legal Proceedings             None


PART B:  INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

Item 10.               Cover Page                    Cover Page
_______________________________________________________________________________
Item 11.               Table of Contents             Table of Contents
_______________________________________________________________________________
Item 12.               General Information and       Introduction; How We
                       History                       Select Our Investments;
                                                     Organization and
                                                     Management of the Trust
_______________________________________________________________________________
Item 13.                Investment Objectives and     How We Select Our
                        Policies                      Investments; Policies and
                                                      Risk Factors; Other
                                                      Investment Techniques
_______________________________________________________________________________
Item 14.                Management of the Registrant  Organization and
                                                      Management of the Trust;
                                                      Trustee Profiles
_______________________________________________________________________________

_______________________________________________________________________________
Item 15.                Control Persons and           Organization and
                        Principal Holders of          Management of the Trust
                        Securities
_______________________________________________________________________________
Item 16.                Investment Advisory and       Organization and
                        Other Services                Management of the Trust
_______________________________________________________________________________
Item 17.                Brokerage Allocation and      Organization and
                        Other Practices               Management of the Trust
_______________________________________________________________________________
Item 18.                Capital Stock and Other       Dividends, Distributions
                        Securities                    and Taxes
_______________________________________________________________________________
Item 19.                Purchase, Redemption and      How to Purchase and
                        Pricing of Securities         Redeem Shares;
                                                      Shareholder Services;
                                                      Dividends, Distributions
                                                      and Taxes
_______________________________________________________________________________
Item 20.                Tax Status                    Federal Taxes
_______________________________________________________________________________
Item 21.                Underwriters                  Organization and
                                                      Management of the Trust
_______________________________________________________________________________
Item 22.                Calculation of Yield          Dividends, Distributions
                        Quotations of Money           and Taxes
                        Market Funds
______________________________________________________________________________
Item 23.                Financial Statements          Financial Highlights


PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

The Talking Prospectus
October 27, 1998

Dear Friend,


     Since our inception in 1982, our goal has been to earn money for our shareholders by investing in companies that show both strong financial promise and corporate responsibility.
     We believe there is a revolution going on in business today and only certain companies will thrive in this new, faster paced, environmentally concerned and diverse global business environment. At Citizens Funds, we try to invest in these companies - businesses with the potential to produce strong financial results today while creating the type of world we want to live in tomorrow.
     We hope you will read this prospectus carefully and retain it for future reference. We look forward to serving you at Citizens Funds.


        Sincerely,


        Sophia Collier
        Chair, Citizens Advisers


Our Funds
Working Assets Money Market Fund's objective is current income consistent with safety and liquidity. We seek to maintain a stable $1.00 Net Asset Value per share at all times, although there is no assurance we will be able to do so.


Citizens Income Fund invests primarily in fixed-income securities with the objective of generating current income and paying a dividend each month.


Citizens Index Fund invests in a market-weighted portfolio of stocks of approximately 300 companies with the objective of long-term capital appreciation.


Citizens Emerging Growth Fund invests primarily in promising small- and medium-sized companies with the objective of aggressive growth.

Citizens Global Equity Fund invests in U.S. and foreign stocks with the objective of capital appreciation.


Both the Working Assets Money Market Fund and the Citizens Index Fund offer Institutional Class shares, in addition to Standard (retail class) shares. Institutional Class shares offer lower expense ratios to investors who maintain their accounts at or above the $100,000 level ($250,000 for registered investment advisers).

Shares of the funds are neither insured nor guaranteed by the U.S. Government.

Our Statement of Additional Information, dated October 27, 1998, and incorporated by reference in this prospectus, is filed with the Securities and Exchange Commission and is available on their website (www.sec.gov). For a printed copy, please call us at 1-800-223-7010.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

All funds are no load and subject to 12b-1 fees, with the exception of Working Assets Money Market Fund, Institutional Class shares, which are not subject to 12b-1 fees. The minimum initial investment in each fund is $2,500 for Standard shares. ($1,000 for IRAs and E(fund Account; $250 for accounts with an Automatic Investment Plan.) Institutional Class shares of the Working Assets Money Market Fund and the Citizens Index Fund require a minimum initial investment of $100,000 ($250,000 for registered investment advisers).



FEE INFORMATION

                      Working                                    Citizens       Citizens
                      Assets        Citizens       Citizens      Emerging       Global
                      Money         Income         Index         Growth         Equity
                      Market        Fund           Fund          Fund           Fund
                      Fund
Annual Fund
Operating Expenses
(as a percentage of
Average Net Assets)

Shareholder
Transaction Expenses* None          None           None          None           None
Management Fees       .35%          .65%           .50%          1.00%          1.00%
Distribution
Expenses (12b-1 Fees) .20%          .25%           .25%           .25%           .25%
Other Expenses
(after waiver and
reimbursement)        .66%          .84%           .84%           .71%           .95%
Total Fund
Operating Expenses   1.21+%        1.74+%         1.59%          1.96%          2.20%




Institutional Class Shares          Working
                                    Assets         Citizens
                                    Money          Index
                                    Market         Fund
                                    Fund

Shareholder Transaction Expenses*   None           None
Management Fees                     .35%           .50%
Distribution Expenses (12b-1 fees)  None           .07%**
Other Expenses
(after waiver and
reimbursement)                      .21%           .38%
Total Fund Operating Expenses       .56%           .88%

* See "Costs for Other Services," below.
** Citizens Index Fund Institutional Class shares may be charged a fee of up to 0.07% for distribution expenses, but this fee was not assessed in fiscal year 1998.
+The investment adviser to Citizens Funds waived certain fees and reimbursed certain expenses. Prior to reimbursement, for the year ended June 30, 1998, Other Expenses for the Citizens Income Fund were .96% and Total Fund Operating Expenses were 1.86%. For Working Assets Money Market Fund (Standard shares), Other Expenses prior to reimbursement were .68% and Total Fund Operating Expenses were 1.23%.




Costs For Other Services
        Returned checks                                                             $15.00
        Returned Electronic Purchase/Payment - ACH                                  $15.00




        Outgoing wire transfer                                                      $10.00
        International wire transfer                                                 $20.00
        Per check fee (waived with the Eofund Account)                               $0.50
        Stop payments                                                               $10.00
        Checks                                                               first 20 free
        Box of 200 checks for the Eofund Account                                    $15.95
        ATM withdrawal/cash advance                                       $0.65 each/$2.50
        Annual fee for the Eofund Account                                           $35.00
        Debit Card replacement for the Eofund Account                               $10.00
        Copies of statements, checks and tax forms                              $2.00/each
        Below $2,500 minimum balance fee (except for the Eofund Account)       $3.00 month


Example: You would have paid the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period:


                                                                  1 Year 3 Years   5 Years  10 Years
     Working Assets Money Market Fund (Standard shares)*           $12     $38        $66     $147
     Working Assets Money Market Fund Institutional Class shares     6      18         31       70
     Citizens Income Fund**                                         18      55         94      205
     Citizens Index Fund (Standard shares)                          16      50         87      189
     Citizens Index Fund Institutional Class shares                  9      28         49      108
     Citizens Emerging Growth Fund                                  20      62        106      229
     Citizens Global Equity Fund                                    22      69        118      253

     The example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example above.
*Expenses reflect reimbursement by the funds' adviser without which the expenses would have been $13, $39, $68 and $149 respectively.
**Expenses reflect reimbursement by the funds' adviser without which the expenses would have been $19, $58, $101 and $218 respectively.




FINANCIAL HIGHLIGHTS
        PER SHARE DATA
        Income(Loss) from Investment Operations                  Less Distributions
Year      Net Asset   Net       Net Gains    Total From  Dividends Distributions Total
Ended     Value,      Income    (Loss) on    Investment  (from     (from Net     Distributions
June 30   Beginning   (Loss)    Securities   Operations  Net       Realized
          of Period             (both                    Income)   Gain)
                                Realized &
                                Unrealized)
WORKING ASSETS MONEY MARKET FUND - STANDARD SHARES
1989        1.00      0.080       0.000       0.080       (0.080)    0.000        (0.080)
1990        1.00      0.080       0.000       0.080       (0.080)    0.000        (0.080)
1991        1.00      0.070       0.000       0.070       (0.070)    0.000        (0.070)
1992        1.00      0.040       0.000       0.040       (0.040)    0.000        (0.040)
1993        1.00      0.020       0.000       0.020       (0.020)    0.000        (0.020)
1994        1.00      0.023       0.000       0.023       (0.023)    0.000        (0.023)
1995        1.00      0.044       0.000       0.044       (0.044)    0.000        (0.044)
1996        1.00      0.045       0.000       0.045       (0.045)    0.000        (0.045)
1997        1.00      0.042       0.000       0.042       (0.042)    0.000        (0.042)
1998        1.00      0.045       0.000       0.045       (0.045)    0.000        (0.045)


WORKING ASSETS MONEY MARKET FUND-INSTITUTIONAL CLASS SHARES
1996(2)        1.00      0.021       0.000       0.021       (0.021)    0.000      (0.021)
1997           1.00      0.049       0.000       0.049       (0.049)    0.000      (0.049)
1998           1.00      0.051       0.000       0.051       (0.051)    0.000      (0.051)

CITIZENS INCOME FUND
1992(3)       10.00      0.01        0.07        0.08        (0.01)     0.00       (0.01)
1993          10.07      0.46        0.54        1.00        (0.47)     0.00       (0.47)
1994          10.60      0.55       (0.54)       0.01        (0.55)    (0.02)      (0.57)
1995          10.04      0.65        0.36        1.01        (0.65)    (0.02)      (0.67)
1996          10.38      0.66       (0.10)       0.56        (0.66)     0.00       (0.66)
1997          10.28      0.67        0.28        0.95        (0.67)     0.00       (0.67)
1998          10.56      0.60        0.49        1.09        (0.60)    (0.02)      (0.62)

(1) Annualized
(2) Period from February 1, 1996 (commencement of operations)
(3) Period from June 10, 1992 (commencement of operations)



                                     RATIOS AND SUPPLEMENTAL DATA




   Net Asset   Portfolio    Net Assets  Ratio of Expenses          Ratio of  Ratio of Net   Total
  Value, End   Turnover  End of Period     to Average Net       Expenses to        Income  Return
   of Period      Rate      (in 000's)      Assets Net of       Average Net     (Loss) to
                                         Reimbursement or   Assets Prior to   Average Net
                                               fee waiver  Reimbursement or        Assets
                                                                 fee waiver

    1.00        N/A        $166,285          1.13%              1.13%             7.74%     8.02%
    1.00        N/A         214,603          1.05%              1.05%             7.50%     7.81%
    1.00        N/A         243,194          1.02%              1.02%             6.47%     6.67%
    1.00        N/A         223,951          1.07%              1.07%             4.09%     4.16%
    1.00        N/A         152,625          1.11%              1.11%             2.41%     2.43%
    1.00        N/A         103,766          1.16%              1.16%             2.31%     2.35%
    1.00        N/A          97,611          1.16%              1.16%             4.39%     4.51%
    1.00        N/A          78,326          1.18%              1.21%             4.56%     4.60%
    1.00        N/A          85,179          1.25%              1.39%             4.23%     4.30%
    1.00        N/A         103,597          1.21%              1.23%             4.46%     4.54%


    1.00        N/A          14,539          0.47%(1)           0.47%(1)          5.16%(1)  2.09%(7)
    1.00        N/A          17,504          0.60%              0.60%             4.92%     5.01%
    1.00        N/A          18,178          0.56%              0.56%             5.11%     5.23%


   10.07         0.00%        1,030          1.75%(1)           1.75%(1)          4.38%(1)  0.80%(7)
   10.60        22.35%       12,601          1.42%              2.38%             4.98%    10.08%
   10.04        52.62%       24,410          1.25%              2.01%             5.43%     0.04%
   10.38        46.03%       30,122          1.35%              1.48%             6.47%    10.45%
   10.28        41.36%       32,276          1.38%              1.48%             6.26%     5.48%
   10.56        64.56%       33,230          1.41%              1.47%             6.44%     9.57%
   11.03        80.14%       51,366          1.74%              1.86%             5.55%    10.49%




FINANCIAL HIGHLIGHTS
PER SHARE DATA
        Income(Loss) from Investment Operations                  Less Distributions
Year      Net Asset   Net       Net Gains    Total From  Dividends  Distributions  Total
Ended     Value,      Income    (Loss) on    Investment  (from Net  (from Net      Distributions
June 30   Beginning   (Loss)    Securities   Operations  Income)    Realized
          of Period             (both                               Gain)
                                Realized &
                                Unrealized)
CITIZENS INDEX FUND - STANDARD SHARES
1995(4)       10.00      0.01        0.93        0.94         0.00      0.00        0.00
1996          10.94      0.08        2.47        2.55        (0.03)    (0.05)      (0.08)
1997          13.41      0.00        4.78        4.78        (0.06)    (0.09)      (0.15)
1998          18.04     (0.07)       6.44        6.37         0.00     (0.95)      (0.95)

CITIZENS INDEX FUND - INSTITUTIONAL CLASS SHARES
1996(5)       10.00      0.08        0.92        1.00         0.00      0.00        0.00
1997          11.00      0.08        3.94        4.02        (0.09)    (0.09)      (0.18)
1998          14.84      0.11        5.21        5.32        (0.08)    (0.95)      (1.03)

CITIZENS EMERGING GROWTH FUND
1994(6)       10.00      0.01       (0.08)      (0.07)        0.00      0.00        0.00
1995           9.93      0.07        2.18        2.25        (0.09)    (0.22)      (0.31)
1996          11.87     (0.13)       4.72        4.59         0.00     (1.59)      (1.59)
1997          14.87     (0.16)       0.68        0.52         0.00     (1.25)      (1.25)
1998          14.14     (0.20)       4.61        4.41         0.00     (1.00)      (1.00)

CITIZENS GLOBAL EQUITY FUND
1994(6)       10.00      0.01       (0.21)      (0.20)        0.00      0.00        0.00
1995           9.80     (0.01)       0.96        0.95         0.00     (0.06)      (0.06)
1996          10.69     (0.10)       1.43        1.33         0.00     (0.13)      (0.13)
1997          11.89     (0.07)       2.65        2.58         0.00      0.00        0.00
1998          14.47     (0.20)       3.24        3.04         0.00     (0.56)      (0.56)

(4) Period from March 3, 1995 (commencement of operations)
(5) Period from January 25, 1996 (commencement of operations)
(6) Period from February 8, 1994 (commencement of operations)
(7) Not annualized



                                    RATIOS AND SUPPLEMENTAL DATA



   Net Asset   Portfolio  Net Assets      Ratio of Expenses   Ratio of          Ratio of Net   Total Return
  Value, End   Turnover   End of Period      to Average Net   Expenses to       Income
   of Period      Rate    (in 000's)          Assets Net of   Average Net       (Loss) to
                                           Reimbursement or   Assets Prior to   Average Net
                                                 fee waiver   Reimbursement or  Assets
                                                              fee waiver

   10.94        64.95%     $106,096          1.75%(1)           1.75%(1)          0.98%(1)      9.40%(7)
   13.41         6.44%      136,980          1.79%              1.82%             0.68%        23.41%
   18.04        18.64%      211,116          1.59%              1.59%             0.02%        35.88%
   23.46        13.64%      341,395          1.59%              1.59%            (0.39%)       36.50%


   11.00         6.44%        7,524          0.98%(1)           1.01%(1)          2.37%(1)     10.00%(7)
   14.84        18.64%       13,001          0.88%              0.88%             0.76%        36.93%
   19.13        13.64%       31,673          0.88%              0.88%             0.28%        37.38%


    9.93        33.35%        3,754          1.89%(1)           3.81%(1)          0.63%(1)     (1.80%)(7)
   11.87       231.30%       10,638          1.90%              2.93%             0.53%        23.24%
   14.87       337.41%       36,409          2.02%              2.34%            (1.64%)       42.43%
   14.14       228.66%       60,341          1.99%              2.01%            (1.32%)        4.03%
   17.55       245.30%       87,892          1.96%              1.96%            (1.37%)       33.05%


    9.80         0.00%        5,639          2.50%(1)           3.16%(1)          0.25%(1)     (2.00%)(7)
   10.69        22.10%        9,503          2.50%              2.99%             0.00%         9.77%
   11.89        85.92%       15,595          2.55%              2.72%            (1.01%)       12.52%
   14.47        69.34%       29,573          2.10%              2.33%            (0.70%)       21.70%
   16.95        72.33%       49,045          2.20%              2.20%            (0.76%)       21.75%



How We Select Our Investments
Financially Sound and Socially Responsible
     Our investment strategy is to invest in companies we believe are financially attractive and managed in a socially responsible manner. To find such investments, we seek companies that make good and useful products and have positive environmental, community and workplace records. We avoid companies that engage in workplace discrimination or other unfair labor practices; whose primary business is the manufacture of alcohol, tobacco, firearms or nuclear power; or that use animals to test personal-care products or otherwise treat animals in an inhumane manner.
     Citizens Funds has certain policies we consider fundamental, such as consistently applying both social and financial screens to all our investment decisions. These, together with each fund's investment objective and other technical investment policies described in the Statement of Additional Information, cannot be changed without the approval of a majority of the outstanding shares of each fund that would be affected by the change. In addition to the specific policies for each fund, we also have some general policies for all our funds.

General Investment Policies
     We try not to put all our eggs in one basket. This means that, in managing 75% of a fund's assets, we will never invest more than 5% in any one company. We do not invest more than 25% of the value of any one fund in one industry, with the exception of securities of U.S. Government agencies or enterprises or, in our money market fund, domestic banks.
     Citizens Funds' role is to be a conscientious and alert investor, not a controlling manager; therefore, across all our funds, we will not accumulate more than 10% of the voting securities of any one company.
     We sometimes purchase securities issued by companies that do not trade in the public market. To maintain a good investment balance, we will limit these and all other illiquid securities to a total of no more than 10% of each fund's net assets.
     Each of our funds may, from time to time, invest in money market securities such as the ones we use in our money market fund.
     Each fund may temporarily borrow money from banks (and pledge its assets to secure such borrowing) to meet redemption requests or for other purposes. We will keep this borrowing down to no more than 10% of the value of each fund's total assets and make no purchases while we have any outstanding loans.
     In pursuit of their investment objectives each of our funds, other than the Working Assets Money Market Fund, may sometimes purchase options to buy or sell securities in the future at values determined by the performance of financial benchmarks or indexes. The use of options can add risk to the fund because the fund manager may determine that exercise of the option will not benefit the fund and therefore, the amount invested to acquire the option will be lost. Also, the fund may be required to purchase at a disadvantage a security on which it has sold a put option. We may also purchase "structured securities," such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. A risk associated with interest-only strips is that the security may prepay or default and our ability to collect interest payments will end.
     Risks in the use of derivative securities depend on the fund manager's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include: a) the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits; b) an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;
c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences.

Money Market Instruments and Repurchase Agreements
     During periods of unusual market conditions, or for liquidity purposes or pending reinvestment of the proceeds from the sale of shares, we may invest all or a portion of the assets of each fund in money market instruments, including obligations of agencies and instrumentalities of the U.S. Government, certificates of deposit and commercial paper or other corporate notes of investment grade quality.
     Sometimes we invest our surplus cash in repurchase agreements with financially strong stockbrokers or banks that are members of the Federal Reserve. We require all vendors of repurchase agreements to set aside collateral in our name in the form of government securities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a fund, they do have some greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling us a repurchase agreement, we may suffer some delay and expense in liquidating our collateral or may have a loss of principal or interest.

Working Assets Money Market Fund
Objective: Current income consistent with safety and liquidity
In our money market fund, we invest only in short-term money market instruments (short-term debt issued by branches of the government, corporations, banks or other financial institutions) that we believe present minimal risk, and we maintain a dollar-weighted average maturity of 90 days or less for the fund as a whole. Checking services are available.

U.S. Government Securities
     When we look at government securities, we buy only those that are issued or guaranteed, as to both interest and principal, by agencies or other enterprises of the United States Government.

Commercial Paper
     We will also buy high quality "commercial paper," which is short-term debt issued by well-established corporations. One hundred percent of this short-term debt must be rated A-1 by Standard & Poor's Ratings Group or have a comparably high rating by another nationally recognized rating service. If a security is rated by only one agency, it must be rated in the highest rating category by that agency. If a security is not rated, it must be as good as A-1 in our judgment. We also use our own research and experience to help assure our money market securities have only a minimal credit risk.
     Banks sometimes issue other types of debt that offer us a yield advantage. These include certificates of deposit, time deposits and bankers' acceptances of U.S. banks or thrift institutions.

Risk Factors
     The shares of Working Assets Money Market Fund are neither insured nor guaranteed by the U.S. Government, and there is no assurance the fund will be able to maintain a stable Net Asset Value of $1.00 per share, despite our care and caution.


Citizens Income Fund
Objective: Current income
Citizens Income Fund invests in fixed-income or debt securities, through which the agencies and enterprises of the U.S. Government and companies raise money in exchange for interest payments or dividends. The Citizens Income Fund invests most of its money in bonds or mortgages that are due within two to 30 years, although at times it will hold short-term securities as well. Our average maturity in the Citizens Income Fund is usually between five and 15 years. By committing money for this longer period, we generally can earn higher interest than in the money market fund, but we are taking more risk.


     At least 65% of the Citizens Income Fund's assets are invested in securities rated "investment grade" (BBB or above). Up to 35% may be invested in bonds or other debt instruments rated as below investment grade. Although bonds rated below BBB are considered speculative (and are referred to as "junk bonds") and therefore add risk, we believe by limiting the overall fund exposure to a maximum level of 35%, the higher yield usually available in these securities can benefit the fund and more than compensate for the greater risk.
     Occasionally we buy securities that are not rated. In these cases, the security must be of comparable quality, in our judgment, to the rated securities we buy for the applicable fund.
     In our Statement of Additional Information, we give more detailed information about each rating agency and its system of ratings.


Risk Factors
     The prices of bonds and other debt securities, like stock prices, go up and down in value. These market price fluctuations will be reflected in the value of the fund. When interest rates rise, the market value of our Income Fund will decline, and when interest rates fall, the market value of our Income Fund will rise.
     Prices of debt securities also go up and down based on how credit-worthy investors perceive issuers of these securities to be. As discussed below, the prices of debt securities with lower ratings tend to go up and down more than those of securities with higher ratings. It is possible that some issuers will not be able to make payments to the fund on debt securities that the fund holds, and as a result the fund may not receive the income it expected from these securities or repayment of capital as of the due date. If an issuer of a debt security is viewed as unable to make timely payments on its securities the value of these securities may become more volatile. In this case, the fund may not be able to sell those debt securities at the prices carried on the fund's books.
     Debt securities offering higher yields, such as junk bonds, tend to have more risk, and the prices of these securities may go up and down more than securities with higher ratings. During certain periods, the higher yields that the fund receives on its lower rated debt securities are paid by the issuer primarily because of this increased risk of loss of principal and income. Lower rated securities tend to react more to economic changes, industry trends, legislative and regulatory developments and changes in perceptions about their issuer's credit-worthiness than securities with higher ratings. In the past, economic downturns or increases in interest rates have under certain circumstances caused lower rated securities to default at higher than usual rates. Future problems with the economy and increases in interest rates could have a similar effect.
     Debt securities tend to provide interest payments to the fund at fixed amounts. Even if the fund's Net Asset Value declines because of a decline in the market value of its debt securities, the fund may continue to earn the same level of interest income from the securities. However, the fund may not be able to sell its lower rated securities as quickly as those with higher ratings, especially if investors perceive the securities to be of a low credit quality. In this case, the fund's investment adviser may play a role in determining a fair value for these securities. During certain economic downturns it may be more difficult for the fund to sell its lower rated securities at their fair value to meet requests for redemptions by shareholders or to respond to changes in the market.
     The Citizens Income Fund may also invest in mortgage-backed securities. There are specific risks associated with investing in mortgage-backed securities, as the value of these investments may be adversely affected by prepayment of mortgages or extension of the maturity of such mortgages. When interest rates go down, mortgage-backed securities experience higher rates of prepayment. Therefore, mortgage-backed securities may not be an effective means of locking in a particular interest rate. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

Citizens Index Fund
Objective: Long-term capital appreciation
The Citizens Index Fund is invested in a portfolio of companies designed to track the performance of the Citizens Index(TM). We believe these companies best represent their industries. The Citizens Index is comprised of approximately 300 companies, roughly 200 of which are very large companies that also are included in the S&P 500. The others are companies selected in order to provide industry diversity, which we believe is essential to a sound investment program.
     On a day-to-day basis, the fund is run by purchasing and holding common stock of all the companies in the Index in a percentage, as closely as possible, equal to each security's total market capitalization divided by the total market capitalization of all the companies in the Index. In addition, under normal circumstances the fund will usually hold a small amount of cash or money market instruments (no more than 5%) resulting from shareholder purchase and redemption activity and as a provision for operating expenses. Holding this cash, together with the costs of operations, will prevent us from ever perfectly tracking the theoretical performance of the underlying Index. Payment of our operating expenses will reduce returns. Our small allocation to cash will improve returns when the market is heading down and hurt them when the market is moving up.
     Companies will be deleted from the Index and divested from the fund if they fail our annual social responsibility review. If a company is removed, we will replace it with another company or companies from the same industry that meets all social criteria. In addition, from time to time we may make other changes in the Index to include, for example, exceptional companies, or to reflect changes in the composition of the S&P 500. We do not expect these changes to exceed 10% of the members of the Index on an annual basis.


Risk Factors
     Like all stock funds, the Net Asset Value of the Citizens Index Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

     We are always pleased to send interested investors a current list of the members of our Index.


Citizens Emerging Growth Fund
Objective: Aggressive growth
Our Citizens Emerging Growth Fund looks for aggressive gains by investing in small-to medium-sized companies. During normal market conditions, at least 65% of this fund's assets will be invested in the common stock of companies that have at least $4 billion in market capitalization.

Risk Factors
     While many of these companies will have strong businesses, some still will be unseasoned and therefore may have some speculative characteristics. Investing in smaller companies is a long-term process with the potential for significant gains. However, the value of this fund can have significant fluctuation, because smaller companies have unique risks. They may be dependent on individual managers or have a harder time obtaining financing and market share. Further, their shares are more volatile and thinly traded. To moderate this risk, we typically plan to hold between 30 and 50 companies in the fund.
     Since most of the companies we will purchase for the Citizens Emerging Growth Fund are relatively new, we don't expect much, if any, dividend income. At times, we may also buy short-term, fixed-income securities as well as preferred stock for the fund.


Citizens Global Equity Fund
Objective: Capital appreciation
In the Citizens Global Equity Fund, we invest primarily in common stocks of both U.S. domestic and foreign companies. We seek companies with growing sustainable earnings; innovative products, services and business strategies; revised corporate strategies; or those which are beneficiaries of political or economic conditions. We plan to allocate more than half our assets to foreign markets, in most circumstances in a minimum of three countries. From time to time, we also may buy other securities, such as convertible or preferred stocks and short-term debt securities.


Risk Factors
     Foreign stock markets are generally less efficient and more volatile than those in the United States. This creates opportunities, but also risk. Settlement and trading costs are generally higher on foreign exchanges than in the U.S. The economies and governments of some countries in which the fund may invest may be less mature and stable than those of the U.S., and when political or economic changes occur, there can be an adverse impact on the fund. Adverse impacts may come from exchange control regulation, expropriation, confiscatory taxation and political or social instability. The risks of investing in emerging market countries are even greater and can involve risk of higher inflation, high sensitivity to commodity prices and economic dependence on a few industries or government-owned industries.
     To moderate these risks and gain potential benefits, we use a number of investment techniques. One of these is country selection. We restrict our investments in riskier emerging nations (such as Argentina or Singapore) to no more than 25% of the assets of the Citizens Global Equity Fund.


     When we invest in securities listed on foreign exchanges, we buy them in the currency of the local country. Often the local currency will fluctuate against the U.S. dollar. To moderate this risk, we sometimes use currency "hedging." We do this by entering into arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. While there is a cost involved in hedging, as well as a risk that our hedging strategy may not work and will add cost, create losses or reduce our potential gains, we still think hedging can be a valuable tool.

Organization and Management of Citizens Funds
     Citizens Funds commenced operations on November 24, 1982; up until August 1995, it was known as Working Assets Common Holdings, and then later as Citizens Trust, until changing its name to Citizens Funds in July 1998. We are a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. Citizens Funds is also a "series" company, which means we can have several funds, each with its own investment objective, assets and liabilities. A board of trustees supervises Citizens Funds.
     In order to manage Citizens Funds on a day-to-day basis, we have signed a Management Agreement with Citizens Advisers, with offices at 230 Commerce Way, Suite 300, Portsmouth, NH, 03801. Citizens Advisers has managed Citizens Funds' assets since our inception in 1982. Citizens Securities, a subsidiary of Citizens Advisers, serves as Citizens Funds' distributor.
     Both Citizens Advisers and Citizens Securities are California corporations. Sophia Collier is the 60% beneficial owner. Fellow shareholders are John P. Dunfey, Robert J. Dunfey, Sr. and Gerald F. Dunfey, three brothers who each own 12% each; and William B. Hart, who owns 4%.

The Role of Investment Adviser
     In its role as investment adviser to Citizens Funds, Citizens Advisers determines which companies meet the funds' investment criteria and will be carried on our "Approved List." It also selects which securities will be bought and sold for the Working Assets Money Market Fund and the Citizens Index Fund. Laura Provost is lead manager of the team that manages the Working Assets Money Market Fund. Prior to joining Citizens Advisers as Manager of its Investment Management Department in 1997, Ms. Provost was a member of the fund management team for the Patriot Group of John Hancock Mutual Funds, a family of five closed-end mutual funds comprising some $1 billion in assets. Ms. Provost served in various capacities at John Hancock, including Junior Portfolio Officer (1993-95), Senior Portfolio Officer (1995-96) and Portfolio Manager (1996-97).
     Sophia Collier is the lead manager of the team that manages the Citizens Index Fund. Ms. Collier was the president of Citizens Funds and of its investment adviser Citizens Advisers, until September, 1998. Currently she is the principal owner and chair of the board of directors of Citizens Advisers.
     To assist with portfolio management for the other funds, Citizens Advisers has retained, at its own expense, two sub-advisers.

Seneca Capital Management LLC
     Our sub-adviser for the Citizens Income Fund and the Citizens Emerging Growth Fund, Seneca Capital Management LLC, is a registered investment adviser established in 1990. It is the successor to our prior sub-adviser, GMG/Seneca Capital Management, 74.9% of which was purchased by Phoenix, Duff and Phelps in 1997. Seneca Capital Management LLC manages more than $6 billion from its offices at 909 Montgomery Street, San Francisco, CA.

     Gail Seneca is the lead manager of the team that manages the Citizens Income Fund. Ms. Seneca is the Chief Investment Officer and Managing Partner of Seneca Capital Management, which she founded in 1989.

     Rick Little is the lead manager of the team that Manages the Citizens Emerging Growth Fund. Mr. Little has worked in the investment field for 25 years. He has been with Seneca Capital Management LLC since its inception in 1990 and was previous a senior vice president at NatWest Securities.


Clemente Capital, Inc.

     Our sub-adviser for the Citizens Global Equity Fund, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is owned by Lilia Clemente, with 61.15%; Wilmington Trust of Wilmington, DE, with 24%; and Diaz-Verson Capital Investments, Inc., of Columbus, GA, with 14.85%. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, NY.


     Ms. Clemente is the lead manager of the team that manages the Citizens Global Equity Fund. Ms. Clemente is the Chair, Chief Executive Officer and Global Strategist at Clemente Capital, which she has led for over two decades.

Citizens Funds' Management Agreement
     Citizens Funds' Management Agreement with Citizens Advisers, and Citizens Advisers' Sub-Advisory Agreements with the sub-advisers, specify fees as follows (based on average annual net assets of the respective funds).
                             Citizens Funds                 Adviser
                                          Pays              Pays
                                          Adviser           Sub-Adviser
Working Assets
Money Market Fund
  Standard shares                           .35%                -
  Institutional Class shares                .35%                -

Citizens Income Fund                        .65%              .175%

Citizens Index Fund
  Standard shares                           .50%                -
  Institutional Class shares                .50%                -

Citizens Emerging Growth Fund              1.00%              .35%

Citizens Global Equity Fund                1.00%              .35%


     Citizens Advisers performs a wide variety of administrative duties for Citizens Funds under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses as well as fees for services rendered. Administrative fees and expenses are payable monthly and include fees based on the annual rate of average daily net assets in the following amounts: Working Assets Money Market Fund (Standard shares), 0.15%; Citizens Income Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund, 0.10%; Citizens Index Fund (Standard shares), 0.20%; Citizens Index Fund, (Institutional Class shares), 0.30% (of which only 0.09% was charged for the year ended June 30, 1998). In addition, Citizens Securities provides a number of administrative services to Citizens Funds relating primarily to shareholder services and communications, and is reimbursed a flat rate approximating the "market price" of such services. Citizens Index Fund, Standard shares also may be charged a fee by Citizens Advisers of up to 0.45% based on average daily net assets for shareholder services, and for the year ended June 30, 1998 paid a fee of 0.31%. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisers for pension funds or other institutions which maintain omnibus accounts with Citizens Funds.
     Other expenses paid by the funds include all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, shareholder service and administration, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and prospectuses sent to shareholders. Under the administrative and shareholder services contract for the year ended June 30, 1998, we paid $2,297,371 to Citizens Advisers for these other administrative and shareholder services, of which institutional classes paid $19,257. By fund and class, the breakdown was as follows: Citizens Index Fund (Standard shares), $1,617,767; Citizens Index Fund (Institutional Class shares), $18,144; Citizens Income Fund, $101,909; Citizens Global Equity Fund, $86,805; Citizens Emerging Growth Fund, $193,896; Working Assets Money Market Fund (Standard shares), $277,737; Working Assets Money Market Fund (Institutional Class shares), $1,113.
     Institutional Class shareholders in the Working Assets Money Market Fund and Citizens Index Fund pay their pro rata portion of fund expenses, as well as any class expenses attributable to Institutional Class shares only. Class expenses include, but are not limited to, transfer agent fees and administrative and shareholder fees and expenses such as the cost of registering shares under state laws, the cost of typesetting, printing and distributing shareholder reports and prospectuses.
     When a cost is shared by several funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Board of Trustees. For the year ended June 30, 1998, the following expense ratios were paid by the funds after waivers and reimbursements (based on average annual net assets of the respective funds): Working Assets Money Market Fund, 1.21%; Citizens Income Fund, 1.74%; Citizens Index Fund, 1.59%; Citizens Emerging Growth Fund, 1.96%; Citizens Global Equity Fund, 2.20%; Working Assets Money Market Fund (Institutional Class shares), 0.56%; Citizens Index Fund (Institutional Class shares), 0.88%.
     For the Working Assets Money Market Fund (Standard shares) and Citizens Income Fund, Citizens Advisers has agreed to reimburse the funds if costs exceed a specified limit in the ordinary course of business. Please see the Statement of Additional Information for a full description.

12b-1 Fees
     Citizens Funds has a 12b-1 plan which allows us to reimburse Citizens Securities and other distributors of the funds' shares for sales-related costs. These costs include the printing of prospectuses and reports sent to non-shareholders, as well as other sales material, advertising and salaries for salespeople and other personnel. We also will pay commissions to outside brokers or service organizations for similar services. Sometimes Citizens Securities makes additional promotional expenditures that are not reimbursed by the 12b-1 plan, such as expense reimbursements to broker-dealers for meetings, advertising and other valid promotional purposes.

Amounts reimbursed to Citizens Securities for fiscal year ended June 30, 1998:
Working Assets Money Market Fund (Standard shares)         $188,875
Citizens Income Fund                                        111,606
Citizens Index Fund (Standard shares)                       672,502
Citizens Emerging Growth Fund                               185,324
Citizens Global Equity Fund                                  92,998

     During fiscal 1998 there were no 12b-1 expenses assessed to Citizens Index Fund Institutional Class shares. (Working Assets Money Market Fund Institutional Class shares are not subject to 12b-1 fees.)

How to Purchase and Redeem Shares
How to Buy Shares
     It's easy to buy shares in any of our funds. Just fill out an application and send in your payment by check, wire transfer, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.
     Shares in Working Assets Money Market Fund cost $1.00 per share. For all other funds, your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at the close of the New York Stock Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your purchase is returned for any reason, you will be assessed a fee of $15.00.

Investment Minimums
     We encourage every investor to make a minimum investment of $2,500 per fund ($1,000 for Eofund Accounts). Shareholders who sign up for our Automatic Investment Plan can start with an investment balance as low as $250, with an automatic investment of $50 per month. If your account falls below the minimum per fund, you will be assessed a monthly fee of $3.00 until you bring your balance back up over the minimum. If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance.
     The minimum initial investment in Institutional Class shares (Working Assets Money Market Fund and Index Fund only) is $100,000. For registered investment advisers, the minimum initial investment in Institutional Class shares is $250,000. There is no minimum subsequent investment. With respect to accounts that fall below $100,000 (or $250,000 for registered investment advisers), Citizens Funds reserves the right to transfer these accounts from the Institutional Class and convert them to Standard shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.

Automatic Investment Plan
     To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen fund. We will do the rest.

Payroll Deduction
     Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrator have any questions, please call our Shareholder Service Department.
     Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.


Telephone Redemption
     We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.
     If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. But please remember, neither Citizens Funds, our Adviser nor our Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

Write a Check
     When you open an account in the Working Assets Money Market Fund, we will send you a book of 20 checks. Although these checks are payable through a banking agent of Citizens Funds, your account is not FDIC insured, and your shares are subject to fluctuations in value. You may write a check for any amount. There is a $0.50 fee per check written in the Working Assets Money Market Fund. There will be a $15.00 charge for any checks returned for any reason.
     The Working Assets Money Market Fund offers the Eofund Account as an account option. The Eofund Account offers enhanced transactional features, including free check writing and a MasterCard (R) debit card. It is available for an annual fee of $35.00 and is not subject to the below minimum balance fee.

Redeem Your Shares through Broker-Dealers
     You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with Citizens Funds that permit them to order redemption of shares by telephone or other electronic communication.

Requests for Redemption
     If you do not use the Telephone Exchange and Redemption option, you can still redeem your shares at any time, although the process will take longer. Send us a written request together with a Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.
     We reserve the right to wait up to seven business days before accepting redemption requests on any investments made by check and five business days for purchases made by ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.


Shareholder Services and Policies
Exchange Privilege
     Since people's investment needs change over time, we provide for easy exchanges among our funds at no charge. You may make an exchange at any time and to any fund. Just call us or write us with your request.

Excessive Exchanges and Market Timing
     Because excessive trading can lower a fund's performance and harm shareholders, we reserve the right to temporarily suspend or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the privilege (e.g., more than five exchanges within a one year period). Your exchanges may also be restricted or refused if we perceive a pattern of simultaneous orders affecting significant portions of a fund's assets. In particular, a pattern of exchanges or other transactions evidencing a so-called "market timer" investment strategy, because they may be particularly disruptive to a fund, will likely result in a termination of exchange privileges or closure of your account. You may still redeem your shares or purchase new shares in the event that your exchange privileges are suspended or terminated.

Systematic Withdrawal Plan
     You can send us a written request to automatically redeem a portion of your shares and make a regular monthly, quarterly or annual payment on your behalf.


Making a Change in Your Account
     After your account is set up, you may want to make a change in one of the options or in the account title. We are pleased to assist, but to protect both you and Citizens Funds from fraud, we may require a Medallion Signature Guarantee from all registered owners of the accounts.

Tax-Sheltered Retirement Plans
     Our distributor, Citizens Securities, has arranged for shareholders to have access to qualified Individual Retirement Accounts (IRAs), Roth IRAs, SIMPLE IRAs and 403(b) plans (non-profit employees). Our funds are suitable for 401k plans and other types of retirement plans as well. Call us for a brochure and application.


Dividends, Distributions and Taxes
     Unless you give us other instructions, we will automatically reinvest your dividends and distributions at the net asset value, calculated on the payable date.

     We also can pay your dividends and distributions to you by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement. Payments of dividends and distributions of capital gains, if any, are declared and paid on the following schedule:


                                          Dividend                  Capital Gains Paid
                                    Declared       Paid         Long-term        Short-term
Working Assets
 Money Market Fund                     Daily      Monthly             None            None
Citizens Income Fund                 Monthly      Monthly         Annually        Annually
Citizens Emerging
 Growth Fund                        Annually     Annually         Annually        Annually
Citizens Index Fund                 Annually     Annually         Annually        Annually
Citizens Global Equity Fund         Annually     Annually         Annually        Annually


Working Assets Money Market Fund's Yield
     Every business day, the Working Assets Money Market Fund quotes a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take our net investment income per share for the most recent 7 days, annualize it and then divide by the net asset value per share (expected always to be $1.00) to get a percentage. The "effective yield" assumes you have reinvested your dividends.


Citizens Income Fund's Yield
     To calculate yield, we start with net investment income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding.


Total Return and Other Quotations
     For all funds except the Working Assets Money Market Fund, we start with the total number of shares you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the particular fund's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see our percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.
     When we quote our investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average, Standard & Poor's 500, Financial Times World Index, Lehman Brother Corporate Bond Index and the Russell 2000, as well as other data and rankings from recognized independent publishers or sources such as Donoghue's Money Fund Report, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Co-Op America Quarterly, The Green Money Journal, Bloomberg News, Morningstar, Inc. and Lipper Analytical Services.

Valuation of Shares
     To calculate our Net Asset Value, we add up the total assets of the particular fund, subtract all liabilities, then divide by the number of shares outstanding. Since expenses differ for Institutional Class shares, the Net Asset Value for Standard and Institutional Class shares vary and are computed separately. To value money market securities, we use an accounting system called the amortized cost method. This system is described in the Statement of Additional Information.

     Equity securities are valued at the closing price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and the asked price for international securities. If no market quotation is available for a given security (including restricted securities which are subject to limitations on their sale), our Adviser will fairly value that security in good faith pursuant to the policies established by Citizens Funds' board of trustees. Fixed income investments are generally valued at the bid price for securities. Securities maturing within 60 days normally are valued at amortized cost, adjusted for market fluctuation, if any.
     Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied evaluations and evaluation based on analysis of market data or other factors if such valuations are believed to reflect more accurately the fair value of such securities.


Tax Matters
     The dividends you receive, whether paid in cash or reinvested in shares, generally will be subject to federal income tax (and any applicable state or local taxes) unless you are otherwise exempt from such taxes. Some dividends received from non-money market funds may qualify for the dividends received deduction for corporate shareholders. We will send you a complete statement each January as to the federal tax status of dividends and distributions paid by each fund during the previous calendar year.
     Distributions of non-money market funds will reduce the fund's Net Asset Value per share. If you purchase shares just before a fund makes a distribution, therefore, you will pay the full purchase price for the shares and then receive a portion of the purchase price back as a taxable distribution.
     A redemption of shares or an exchange for shares of another Citizens fund ordinarily will be a taxable event and will give rise to a taxable gain or loss. Please consult your own tax adviser for further information regarding the federal, state and local tax consequences of an investment in Citizens Funds.


The Year 2000
     Citizens Funds could be negatively impacted if its or its service providers' computer systems are not programmed to accurately process information on or after January 1, 2000. Citizens Funds and its service providers are attempting to identify and resolve any potential issues connected with the Year 2000 and believe that it is likely that these efforts will be successful. The funds also may be adversely affected if the issuers in which they invest do not solve their Year 2000 problems.

Trustee Profiles
Azie Taylor Morton, chair of the board of trustees, operates an investment management firm and was the 36th Treasurer of the United States.
*Sophia Collier is Citizens Funds' former president and is the principal owner and chair of the board of directors of our investment adviser, Citizens Advisers.
*John Shields is Citizens Funds' current president and president and chief executive officer of Citizens Advisers.

Lokelani Devone is assistant general
counsel at DFS Group Limited, an international retail business group.
Juliana Eades is the executive director of the New Hampshire Community Loan Fund, one of the country's oldest local community economic development institutions.
William D. Glenn II is the executive director of Continuum HIV Day Services in San Francisco.
Mitchell Johnson is president of M.A.J. Capital Management, a money management firm.
Previously, he spent 21 years in a variety of executive positions at the Student Loan Marketing Association (Sallie Mae).
*Robert B. Reich is a University Professor at Brandeis University and was the 22nd United States Secretary of Labor.
Ada Sanchez is the former director of the Public Service and Social Change Program at Hampshire College.
*Interested person (inside trustee)

PAGE 1 SIDEBAR

Citizens Funds
230 Commerce Way, Suite 300
Portsmouth, NH 03801
603-436-5152

For Broker-Dealer Sales & Service:
800-982-7200


Table of Contents

Fee Information 2

Financial Highlights 4

How We Select Our
Investments 8

Working Assets Money
Market Fund 9

Citizens
Income Fund 10

Citizens
Index Fund 11

Citizens Emerging
Growth Fund 12

Citizens Global Equity
Fund 13

Organization and
Management of
Citizens Funds 13

How to Purchase and
Redeem Shares 16

Mailing Address and
Wiring Instructions 17

Shareholder Services
and Policies 18

Dividends, Distributions
and Taxes 19

Trustee Profiles 22

Shares of the funds are neither
insured not guaranteed by
the U.S. Government


[CITIZENS FUNDS LOGO]


800-223-7010
www.citizensfunds.com



PAGE 3 SIDEBAR

[PHOTO]

Joseph Keefe, Secretary of Citizens Funds, explains the financial highlights table.

"On the following pages you will find detailed financial information on the funds described in this prospectus, including the total return of each fund over its years of operation. If you would like additional information, including a detailed discussion of each fund's recent performance, you may call Citizens Funds' toll-free number and request the 1998 Annual Report to Shareholders, which we will send to you right away."

PAGE 8 SIDEBAR

[PHOTO]

John Shields was appointed President of Citizens Funds on September 1, 1998.

"Ours is an increasingly complicated world. Too often, we create more problems for ourselves by ignoring a basic human trait, common sense, which is the heart of Citizens' social investment philosophy. As a 25-year veteran of the mutual fund industry, I have gained a broad view and diverse set of experiences. With this perspective, I am especially committed to Citizens' fundamental philosophy: that a social and environmental screening process provides added insight into a company's potential performance and, therefore, is a smarter and potentially more profitable approach to investing."



PAGE 9 SIDEBAR

[PHOTO]

Laura Provost lead manager of the team that manages the Working Assets Money Market Fund joined Citizens Advisers in 1997. Previously, she was a portfolio manager with John Hancock Mutual Funds. "Our money market fund can be a good vehicle for short-term cash management and for investors who need stability of principal."



PAGE 10 SIDEBAR

[PHOTO]

The managing partner of our sub-adviser, Seneca Capital Management LLC, Gail Seneca is the primary manager of the Citizens Income Fund.

"Since our goal is to achieve a reliable stream of monthly income, we analyze carefully the credit quality of the debt we purchase."

PAGE 11 SIDEBAR

[PHOTO]

Sophia Collier is the lead manager of the team that manages the Citizens Index Fund, a member of our board of trustees and chair of the board of our adviser, Citizens Advisers.

"We believe our social screening process helps us identify better-managed companies, and that over time this will be reflected in the returns of the Citizens Index Fund. The fund is also highly diversified, both by industry and by holding some 300 individual companies. We think it presents a good core holding for the long-term investor."



PAGE 12 SIDEBAR

[PHOTO]

Rick Little is the lead manager of the team that manages the Citizens Emerging Growth Fund. "We are looking to build a portfolio of companies that have special characteristics, and therefore have the ability to grow in their sales and earnings at a rapid rate. These are the companies we hope can become `the next Microsoft,' developing new and innovative products and services."



PAGE 13 SIDEBAR

[PHOTO]

Lilia Clemente is the Chair of Clemente Capital, Inc., and lead member of the team that manages the Citizens Global Equity Fund. "As a person who was born in the Philippines and who has traveled throughout the world as a global investor, I believe global investment offers an opportunity to reduce risk and increase returns by linking security and prosperity to the performance of an array of markets and companies, instead of concentrating only in the U.S."

PAGE 14 SIDEBAR

[PHOTO]

Azie Taylor Morton, Chair of our Board of Trustees, explains Citizens Funds' relationship with its adviser.

"One of Citizens Funds' most important contracts is our Management Agreement with Citizens Advisers. It states that Citizens Advisers has authority to manage our funds and will provide all necessary office space, facilities, equipment and personnel to do so."




PAGE 16 SIDEBAR


Voting Rights
Shareholders are entitled to one vote for each full share owned and a fractional vote for fractional shares. If you have a joint account, each of the account holders has authority to vote on behalf of the joint account. Shares of each fund or class generally vote separately on matters of concern to that fund or class. However, all shareholders of Citizens Funds vote together on the selection of trustees and other matters as required by the Investment Company Act of 1940, as amended. The holders of shares have no preemptive, conversion or subscription rights, and voting rights are not cumulative. To save money, we do not hold annual meetings. However, a meeting may be called by our trustees or at the request of 10% of Citizens Funds' shares. We will assist shareholders in communicating with one another to arrange such a meeting.



PAGE 17 SIDEBAR

Mailing and
Wiring Instructions

Regular U.S. Mail:
Please use the business reply envelope
provided with this prospectus, or mail to:
Citizens Funds
c/o PFPC Inc.
PO Box 8962
Wilmington, DE
19899-8962

Wiring Instructions:
PNC Bank, N.A.
Philadelphia, PA
ABA#: 031000053
For Further Credit A/C# 86-1030-3646
Shareholder
name/acct. number

Overnight Delivery Package (i.e. Federal Express, UPS, Airborne Express):
No U.S.
Send to:
Citizens Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Phone: 800-223-7010

Please send only overnight delivery packages to the above address. Regular U.S. Mail will not be accepted at this address and may be returned to you.



PAGE 18 SIDEBAR

Use the Eofund(R)
Debit Card:
Working Assets Money Market Fund offers a transaction account, the Eofund Account, which is available through Citizens Funds' distributor, Citizens Securities. Shareholders who use this account may request an optional MasterCard(R) debit card and use it to redeem shares for cash at ATM machines, or to make purchases at any retail location which accepts the debit card.

Account Policies

o PLEASE MAKE ALL CHECKS PAYABLE TO "CITIZENS FUNDS." WE ARE UNABLE TO ACCEPT THIRD-PARTY CHECKS.
o We reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.


PAGE 19 SIDEBAR

Common Transactions That Require Medallion Signature Guarantees:
o Written request for redemption
o Changing your account title in any way
o Authorizing a telephone transaction for the first time

o Changing your predesignated
  wire or ACH instructions
o Establishing or modifying a systematic withdrawal plan
o Exchanges between accounts which do
  not have identical titles
Eligible Guarantors:
o Commercial Bank
o Trust Company
o Savings Associations
o Credit Unions
o Members of domestic stock exchange
Note:
  Notaries public are not eligible guarantors.



PAGE 20 SIDEBAR

Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Dividend Paying Agent: PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Phone: 800-223-7010



PAGE 21 SIDEBAR

We try to demonstrate our commitment to your investment success by offering a full family of socially responsible funds and providing you with a complete range of convenient services including the following retirement services:

o  Traditional and Roth IRAs
o  SEP and SIMPLE IRAs
o  401k, 403b and 457 plans
o  Rollover and transfer services

Please call our Shareholder Service Center for more information
800-223-7010

PAGE 23 SIDEBAR

NOTES



PAGE 24 SIDEBAR

[CITIZENS FUNDS LOGO]

Printed on recycled paper with soy-based ink.

(C)1998 Citizens Advisers

Working Assets is a registered trademark of Working Assets Funding Service. Used under license.

The Talking Prospectus(TM) and Citizens Index(TM) are trademarks of Citizens Advisers. Eofund(R) is a registered trademark of Citizens Advisers.

                      STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 27, 1998

         This Statement is not a prospectus and should be read in conjunction with the Prospectus dated October 27, 1998, as it may be amended or supplemented from time to time. A copy of the current Prospectus can be obtained by calling (800) 223-7010, or by writing Citizens Funds, 230 Commerce Way, Suite 300, Portsmouth, NH 03801. This Statement and the Citizens Funds Prospectus may be amended or supplemented from time to time.

                                 CITIZENS FUNDS

                        Working Assets Money Market Fund
                     (includes Institutional Class shares)
                              Citizens Income Fund
                         Citizens Emerging Growth Fund
                          Citizens Global Equity Fund
                              Citizens Index Fund
                     (includes Institutional Class shares)


        TABLE OF CONTENTS                                               PAGE

        Citizens Funds                                                    2
        Investment Objectives and Policies                                2
        The Funds                                                         3
        Other Investment Techniques                                       8
        Factors that Affect the Value of Our Investments                  9
        Turnover and Fund Transactions                                   10
        The Value of Our Shares                                          11
        Information About Our Yield and Total Return                     13
        Dividends and Distributions                                      16
        Federal Taxes                                                    16
        Redemption Information                                           18
        Trustees and Officers                                            19
        Additional Information Regarding Citizens Advisers               21
        Investment Advisory and Other Services                           22
        Additional Information                                           25
        Voting Rights                                                    25
        Shareholder and Trustee Liability                                25
        Custodian                                                        26
        Auditors                                                         26
        Legal Counsel                                                    26
        Financial Statements                                             26
        Appendix: Description of Ratings                                 28

CITIZENs FUNDS


     Citizens Funds (the "Trust") presently consists of five separate mutual funds: Working Assets Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), and the Citizens Index Fund (inception date 3/3/95). On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds.

     This Statement of Additional Information relates to all five funds; with respect to the Working Assets Money Market Fund and the Citizens Index Fund, it relates both to Standard shares and to Institutional Class shares.


INVESTMENT OBJECTiVES AND POLICIES


     The following are fundamental investment policies followed by each of the series of the Trust (each a "fund," and collectively, the "funds") which supplement those listed in the Prospectus. Any policy identified as a fundamental investment policy of a fund may be amended only with approval of the holders of a majority of the outstanding shares of that fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

     Each fund:

     1. May not buy the securities of any company if the fund would then own more than 10% of the total value of all of the company's outstanding voting securities, or if the Trust as a whole would then own more than 10% of the total value of all of the company's outstanding voting securities. A fund may not concentrate its investments by buying the securities of companies in any one industry if more than 25% of the value of total assets would then be invested in that industry; however, obligations issued or guaranteed by the U. S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.


     2. May not invest in limited partnerships, including those which own commodities, oil, gas and mineral leases or real estate. This restriction is not interpreted to prevent a fund from investing in fixed income securities or other debt instruments issued by limited partnerships provided that it does not become a general or limited partner.

     3. May not make loans other than pursuant to repurchase agreements. When we buy money market instruments or loan participation interests, we are investing, not making a loan.

     4. May not invest for the purpose of exercising control or management of other companies.

     5. May not buy or continue to hold securities if our Trustees, officers or the Directors or officers of Citizens Advisers, Inc. (the "Adviser") own more than certain limits of these securities. If all of these people who own more than 1/2 of 1% of the shares of a company together own more than 5% of the company's shares, we cannot buy, or continue to own, that company's shares.

     6. May not participate with others on a joint, or a joint and several, basis in any trading account in any securities.

     7. May not underwrite securities, which means we may not sell securities for others.

     8. May borrow only under special circumstances. We do not normally borrow money, but for temporary purposes a fund may borrow from banks up to 10% of the fund's total assets. If we borrow, we can pledge our assets up to the amount borrowed. A fund cannot borrow to purchase securities or to increase its income, but can borrow to pay for shares being redeemed so that we do not have to sell securities we do not want to sell. A fund will not purchase any securities while the fund has borrowings above 5% of assets outstanding. The interest paid on our borrowings would reduce our net income.

     9. Subject to the provisions of our Declaration of Trust, which provides that we may issue several classes of shares in any one fund, we may not issue senior securities. We may not issue securities that have priority over others in dividends, redemption rights, or have other privileges. We must limit our involvement in "illiquid instruments," that is, repurchase agreements that have a term of more than seven days, and securities that have restrictions on resale or lack readily available market quotations, to 10% of the total value of a fund's net assets and we will buy no such securities for a fund unless the assets in the fund exceed $10 million at the time of purchase. Private Placements which may be traded pursuant to Rule 144A under the Securities Act of 1933 will not be subject to these limitations, if our Board of Trustees finds that a liquid trading market exists for these securities. Our Trustees will review on an ongoing basis any determination by the Adviser to treat a restricted security as a liquid security, including the Adviser's assessment of current trading activity and the availability of reliable price information. In determining whether a privately placed security is properly considered a liquid security, the Adviser and our Trustees will take into account the following factors: (i) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); (ii) dealer undertakings to make a market in the security; and (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. Acquisitions of such liquid restricted securities will be made from a list approved by our Trustees.


     10. There is a limit on a fund's ability to loan fund securities. If a fund loans securities, then it must maintain collateral at 100% of the value of the securities and any collateral must be marketable on an exchange.


     The following is a fundamental policy for Working Assets Money Market Fund, Citizens Income Fund, Citizens Global Equity Fund and Citizens Index Fund but does not apply to the Citizens Emerging Growth Fund: a fund may place only 5% of its total assets in companies which have been in operation, including operations of predecessors, for less than three years.


     As a general policy, none of the funds will invest in real estate assets or interests therein. This policy does not preclude a fund from investing in debt instruments secured by real estate or holding interests in real estate investment trusts or other real estate companies.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.


THE FUNDS


     The following discussion elaborates on the description of each fund's investment objectives and policies as contained in the Prospectus, including any fundamental investment policies of a fund that supplement the fundamental policies of the funds in the Prospectus.

     WORKING ASSETS MONEY MARKET FUND
     The Working Assets Money Market Fund, as a fundamental investment policy, may not buy any securities other than money market securities. Thus, the fund cannot buy any commodities or commodity futures contracts, any mineral programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations of these. The fund also may not buy real estate, or real estate loans, but may buy money market securities even though the issuer invests in real estate or interests in real estate.

     The following are also present policies of the Working Assets Money Market Fund, but may be changed by our Trustees without a vote of the shareholders of the fund:


     1. The fund may invest in variable amount master demand notes, which are obligations that permit us to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between us and the borrower, subject to the 10% limitation referred to in paragraph 3 below. The interest rates and amounts involved may change daily. We have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct arrangements between us and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. Our right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, our Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. We will invest in these notes only if the Board of Trustees or the Adviser determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").


     2. The fund may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

     3. The fund will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Other Investment Techniques--Money Market Instruments and Repurchase Agreements."


     4. The fund will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instrument. Subject to this limitation, our Trustees have authorized the fund to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the fund's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the fundamental investment policies of the funds under "Investment Objectives and Policies" above.


     5. The fund may not sell short or buy on margin and may not write put or call options.

     QUALITY AND MATURITY OF SECURITIES. Because the Working Assets Money Market Fund uses the amortized cost method of valuation (see "The Value of Our Shares"), the fund will not purchase any instruments with a remaining maturity of more than 397 days (approximately 13 months) or maintain a dollar-weighted average maturity of the entire fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. Obligations of U.S. Government agencies and instrumentalities ("Government Securities") with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A portfolio lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

     The Working Assets Money Market Fund may not invest more than 5% of its assets in securities of any one issuer, except for U.S. Government securities. With respect to securities subject to a guarantee or demand feature, the fund may not invest more than 10% of its assets in the institution that issued the guarantee or demand feature unless the underlying security was issued by a person who does not control or is not controlled by that institution.

     The Working Assets Money Market Fund also may only invest in securities which are rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs"). Such securities are called First Tier Securities. If only one NRSRO has rated a security, the fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the fund's Board of Trustees. If a security is not rated by any NRSRO, the fund may purchase that security only if the Adviser determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, the fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, the fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above or, in the case of a security subject to a conditional demand feature and issued after February 10, 1998, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either
(a) the conditions limiting exercise can be readily monitored by the fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.

     CITIZENS INCOME FUND
     The objective of Citizens Income Fund is to provide as high a level of current income as we believe to be consistent with prudent investment risk. We invest in bonds and other debt securities which meet our financial and social criteria. We intend to purchase primarily intermediate- and long-term securities and to maintain a weighted average maturity of 5-15 years. However, at times, we may have a longer or shorter weighted average maturity if we believe it will help us meet our investment objective.

     We plan to invest at least 65% of the value of the Citizens Income Fund's assets in debt securities that are rated BBB or better by a NRSRO such as Standard & Poor's or Moody's; unrated securities which we believe are comparable in credit quality to securities rated BBB or better as described above; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; mortgages and other asset backed securities; other debt securities or cash and cash equivalents. Up to 35% of the Citizens Income Fund's total assets may be invested in fixed-income securities which do not have the investment characteristics described above. Such debt securities could include convertible debt securities, convertible preferred and preferred stocks or other securities.


     In pursuit of our investment objective we will sometimes purchase securities that have warrants attached to them. Such warrants are typically held on our books at a zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise (see "Other Investment Techniques--Warrants"). From time to time, we will also purchase options to buy or sell securities in the future at values determined by the performance of financial bench marks or indexes. The use of options can add risk to the fund because the portfolio manager may determine that exercise of the option will not benefit the fund and therefore, the amount invested to acquire the option will be lost. Also, the fund may be required to purchase at a disadvantage a security on which it has sold a put option We may also purchase "structured securities," such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. A risk associated with "interest-only strips" is that the security may prepay or default and our ability to collect interest payments will end.

     The Citizens Income Fund may also invest in mortgage-backed securities. There are risks associated with investing in mortgage-backed securities, as the value of these investments may be adversely affected by prepayment of mortgages or extension of the maturity of such mortgages. When interest rates go down, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Therefore, the prices of mortgage-backed securities may not increase as much as prices of other debt securities when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.


     The Citizens Income Fund is authorized to purchase the securities described above from both U.S. and non-U.S. issuers (see "Other Investment Techniques--Foreign Securities").


     CITIZENS EMERGING GROWTH FUND
     The objective of the Citizens Emerging Growth Fund is aggressive growth. It attempts to achieve this objective through investment in small and medium sized companies. During normal market conditions, up to 90% of this fund's assets will be invested in companies with capitalization in the range of $75 million to $10 billion. While many of these companies will have already demonstrated their strength, some will be still unseasoned, and therefore may have some speculative characteristics. At times we will also buy short-term fixed income securities as well as preferred stock for the Citizens Emerging Growth Fund.

     The net asset value of this fund is subject to significant fluctuation. Smaller companies have the potential for a much higher reward, as well as significantly more risk. To moderate this risk we plan to typically hold between 30-50 companies in the fund, under normal conditions.


     Since most of the companies we will purchase are relatively new, we expect dividend income to be negligible.

     CITIZENS GLOBAL EQUITY FUND
     The objective of the Citizens Global Equity Fund is capital appreciation. It attempts to achieve this objective by investing in both foreign and U.S. stocks. Investing in foreign companies and on international exchanges may entail greater risk than investing solely in the United States (see "Other Investment Techniques--Foreign Securities").


     In the Citizens Global Equity Fund we buy primarily common stocks of U.S. domestic and foreign companies. From time to time, we may also buy other securities such as convertible or preferred stocks and short-term debt securities. We plan to allocate over half our assets to foreign markets in most circumstances in a minimum of three countries.

     To moderate these risks as well as gain potential benefits we use a number of investment techniques. The first of these is country selection. We restrict our investments in emerging nations (those not included in Morgan Stanley's World Index) to no more than 25% of the assets of Citizens Global Equity Fund.


     When we invest on foreign exchanges we buy securities in the currency of the local country. Often the local currency will fluctuate vs. the U.S. dollar. To moderate this risk we engage in currency "hedging" when we feel it is appropriate to protect the value of our fund. We do this by entering into arrangements to buy or sell a particular currency, security, or securities index for a stated value at a given point in time. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investment being hedged. While there is a cost involved in hedging, we believe it allows us to moderate the risk of currency exchange. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments (see "Other Investment Techniques--Options Transactions").

     CITIZENS INDEX FUND
     The objective of the Citizens Index Fund is long-term capital appreciation. The Citizens Index Fund invests primarily in the securities comprising the Citizens Index(TM), a market-weighted index of 300 companies, approximately 200 of which are included in the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") that have passed Citizens' social screens, plus an additional 100 companies that are not part of the S&P 500 but which pass our social and financial screens. Companies outside the S&P 500 are included in the Citizens Index to add industry diversity and other financial characteristics which we believe are essential to a sound investment program.


     Securities will be purchased in a proportion approximately equal to the weight of each company to the total Index. At times we will also buy short-term fixed income securities for the Citizens Index Fund. Under normal circumstances these short-term investments will amount to no more than 5% of the fund's total assets. Our investment results will usually lag the performance of the underlying Citizens Index due to short-term cash investments and the deduction of fund expenses and transaction costs.

OTHER INVESTMENT TECHNIQUES


     MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS
     During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of its shares, we may invest all or a portion of the assets of the Citizens Income Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund, Citizens Index Fund, and Working Assets Money Market Fund in money market instruments, including: obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; and commercial paper or other corporate notes of investment grade quality. We may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the fund, together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on securities collateralizing the repurchase. In the event of bankruptcy or other default by the vendor of a repurchase agreement, there may be possible delays and expenses in liquidating the resold securities, decline in the value of the resold securities and loss of principal or interest.


     OPTIONS TRANSACTIONS
     Each fund, other than Working Assets Money Market Fund, may from time to time buy and write (sell) call and put options on securities, security indices, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a fund receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of the fund's total assets at the time of each purchase. The premium that a fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. These instruments are often referred to as "derivatives" which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment strategies. Each fund will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions) to avoid "leveraging" the fund.

     Risks in the use of these derivative securities depends on the Adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include: a) the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits; b) an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;
c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences.

     WARRANTS
     Citizens Income Fund may invest in warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

     FOREIGN SECURITIES
     Each fund may invest in foreign securities which meet our social and financial criteria. As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where we believe that the applicable exchange rate is unfavorable at the time the currencies are received or we anticipate, for any other reason, that the exchange rate will improve, a fund may hold such currencies for an indefinite period of time. A fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the fund to risk of loss if exchange rates move in a direction adverse to the fund's position. Such losses could reduce any profits or increase any losses sustained by the fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


     WHEN-ISSUED SECURITIES
     Each fund, other than the Working Assets Money Market Fund , may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a fund purchasing securities on a when-issued basis, will take delivery of such securities. When a fund commits to purchase a security on a when-issued or on a forward delivery basis, it will set up procedures consistent with current policies of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, we intend that a fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although we do not intend to make such purchases for speculative purposes and we intend to adhere to current regulatory policies with respect to such purchases, purchases of securities on such bases may involve more risk than other types of purchases. For example, we may have to sell assets which have been set aside to cover our commitments in order to meet redemptions. Also, if we were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a fund, the fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for when-issued or forward delivery securities, a fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the fund's payment obligation).


FACTORS THAT AFFECT THE VALUE OF OUR INVESTMENTS

      MONEY MARKET INSTRUMENTS AND FIXED INCOME SECURITIES
      The value of the fixed income securities in which we invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise all assets in the Working Assets Money Market Fund and Citizens Income Fund and a portion of assets in the Citizens Emerging Growth Fund, Citizens Index Fund and Citizens Global Equity Fund under normal conditions. If these rates go up after we buy a security, its value may go down. On the other hand, if the rates go down, the security's value may go up. Changes in value and yield based on changes in interest rates may have different effects on short-term obligations than on long-term obligations. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones. We do not expect changes in interest rates to significantly affect the value of our shares in the Working Assets Money Market Fund, since we use the amortized cost method, which is described in the section "The Value of Our Shares." However, changes in interest rates can have a significant effect on the value of non-money market fixed income securities.


     The value of equity securities held in the Citizens Emerging Growth, Global Equity and Index Funds will fluctuate based upon market conditions and issues specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors which affect individual securities and the equity market as a whole.



TURNOVER AND FUND TRANSACTIONS


     With regard to the Working Assets Money Market Fund, we generally purchase investments and hold them until they mature. Historically, securities of U.S. Government agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by our Adviser.

     For the Citizens Income Fund we purchase fixed income securities and for Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Citizens Index Fund, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.


     Portfolio turnover rates will vary, depending on the type of fund and its particular investment objective. For example, the Citizens Index Fund seeks to have a turnover rate of less than 20% per year, whereas the Citizens Emerging Growth Fund's turnover rate may be in excess of 200%. Higher portfolio turnover rates increase transaction costs and may increase taxable gains. For the fiscal years ended June 30, 1996, 1997 and 1998, the funds had the following portfolio turnover rates: Citizens Income Fund -- 41.36%, 64.56% and 80.14%; Citizens Emerging Growth Fund -- 337.41%, 228.66% and 245.30%; Citizens Global Equity Fund -- 85.92%, 69.34% and 72.33%; Citizens Index Fund -- 6.44%, 18.64% and
13.64%, respectively.


     Our Adviser seeks to obtain for us the best net price and the most favorable execution of orders. Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities we buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchase from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services. Our Adviser will comply with Rule 17e-1 under the 1940 Act in regards to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders.

     Our Adviser may allocate transactions to broker/dealers in exchange for services. By allocating transactions to obtain services, the Adviser is able to supplement its own efforts. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of these services does not materially reduce the Adviser's overall expenses. These services may or may not be useful to us or to our Adviser and its affiliates which engage in securities activities. For the fiscal years ended June 30, 1996, 1997 and 1998, all portfolio purchases, as described above, were made directly from issuers or from dealers, and we paid commissions in aggregate as follows: 1996-$171,957, 1997-$323,948 and 1998-$417,008.

     It is the policy of Citizens Advisers and Citizens Funds to seek to obtain the benefit of "soft dollar" payments for the funds and other clients of Citizens Advisers when consistent with obtaining best execution and when doing so is within the "safe harbor" created by Section 28(e) of the Securities Exchange Act of 1934. To that end, Citizens Advisers will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services which benefit the funds. Sub-advisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer which has been so identified, Citizens Advisers or a sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.


     Any "soft dollars" generated in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to the fund on whose behalf the transaction is made. Such brokerage and research services, however, need not exclusively benefit the fund on whose behalf the transaction is made, and may also benefit other funds within Citizens Funds or other clients of Citizens Advisers or its sub-advisers. For these purposes, brokerage and research services mean those which provide assistance to Citizens Advisers, or a sub-adviser, in the performance of decision-making responsibilities. If a product or service serves non-research as well as research functions, "soft dollars" shall be used to pay for the product or service only to the extent that it constitutes research.

     The investment management or advisory fee that Citizens Funds pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of such services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.


THE VALUE OF OUR SHARES


     The value of our shares is expressed as net asset value. The net asset value per share is computed by subtracting total liabilities from total assets and dividing that number by the total number of our outstanding shares. All expenses are accrued daily and taken into account in determining net asset value. Since these expenses differ for Institutional Class shares, the net asset value of standard and Institutional Class shares will vary and are computed separately.


     We attempt to keep the net asset value of our Working Assets Money Market Fund fixed at $1.00 per share, while we expect the net asset value per share in our other funds to fluctuate.

     The value of our shares for each fund, other than the Working Assets Money Market Fund, is determined at the time the New York Stock Exchange closes on each day on which the New York Stock Exchange is open for regular trading and at such other times as we feel may be necessary or appropriate.

     The value of our shares for the Working Assets Money Market Fund is determined at 4:00 p.m. Eastern Time on each day that the fund is open. The funds are currently open on each day, Monday through Friday, except New Year's Day, Martin Luther King, Jr's. Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, the Friday following Thanksgiving Day and Christmas Day.

     WORKING ASSETS MONEY MARKET FUND
     Our Trustees have determined that it is appropriate for us to value our Working Assets Money Market Fund using the amortized cost method and that this method represents the fair value of the fund's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.


     While the amortized cost method provides certainty in valuation, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price we would receive if we sold the instrument. During periods of declining interest rates, the daily yield on our shares may tend to be higher than a like computation made by a fund with identical investments which uses a method of valuation based on market prices. Thus, if the use of amortized cost by us on a particular day resulted in a lower aggregate fund value than were we to value at market prices, a prospective investor in our shares would be able to obtain a somewhat higher yield from us than he would from a fund valued at market price. The converse would apply in a period of rising interest rates.

     To use the amortized cost method, our Board of Trustees must establish procedures designed to stabilize the net asset value of the Working Assets Money Market Fund at $1.00 per share, to the extent reasonably possible. These procedures must include review of the fund by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the net asset value using available market quotations deviates from the net asset value based on amortized cost. For this purpose, when market quotations are available, securities are valued at the mean between the bid and the asked price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of our Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

     Under the procedures which our Trustees have adopted in connection with the valuation of our securities using the amortized cost method, the fund, through its Custodian, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with the amortized cost-based net asset value. In the event of a deviation between the market value and the amortized cost value in excess of 0.10%, or if the Adviser believes the deviation may result in dilution or other unfair results to shareholders or investors, the Board of Trustees must be notified and daily mark-to-market appraisals will be conducted until the deviation falls below 0.10%. If the deviation exceeds 0.30%, the Board of Trustees must be notified and may consider taking remedial action. If the deviation exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

     We also limit our investments, including repurchase agreements, to those U.S. Dollar-denominated securities which the Adviser determines to present minimal credit risks to the fund, which are First Tier Securities and which meet the maturity and diversification requirements set forth in Rule 2a-7 and included herein (see pages 7-8 above).

     CITIZENS INCOME FUND, CITIZENS EMERGING GROWTH FUND, CITIZENS GLOBAL EQUITY FUND AND THE CITIZENS INDEX FUND
     As described in the Prospectus, the Citizens Income Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and Citizens Index Fund are generally valued on the basis of market values. Equity securities are valued at the last sales price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the bid price for securities. Securities maturing within 60 days are normally valued at amortized cost, adjusted for market fluctuation, if any. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

     Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluation based upon analysis of market data or other factors if such valuations are believed to reflect more accurately the fair value of such securities.

     Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.


INFORMATION ABOUT OUR YIELD AND TOTAL RETURN

     We report the investment performance of each fund in several ways. All performance reported in advertisements is historical and not intended to indicate future returns.


     YIELD
     From time to time the "yield" and "compounded effective yield" of our funds may be published in advertisements and sales material. For Citizens Income Fund we usually report for a 30 day period, whereas for the Working Assets Money Market Fund the yield is usually quoted for a seven day period.

The yield quotation for the Citizens Income Fund is based on the annualized net investment income per share of the fund over a 30-day (or one-month) period. The yield is calculated by dividing the net investment income per share of the fund earned during the period by the public offering price per share of the fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the fund during the period, minus accrued expenses for the period, by (ii) the average number of the fund's shares entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. Income is calculated for the purposes of yield calculations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation as these are reflected in the fund's net asset value per share. Expenses accrued for the period include any fees charged to all shareholders during the base period.

The Citizens Income Fund's yield is calculated according to the following SEC formula:


Yield = 2[(a-b + 1)6 - 1]
            cd
 where:
a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period



     The current yield of the Working Assets Money Market Fund for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in our actual dividends. The net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure is called the "base period return." The base period return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.


     Compounded effective yield, which may be quoted for the Working Assets Money Market Fund, is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. This is accomplished by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

The formula for effective yield is:
[(base period return + 1) 365/7 - 1]

     Compounded effective yield information is useful to investors in reviewing the performance of our Working Assets Money Market Fund since the yield is calculated on the same basis as those of other money market funds. However, shareholders should take a number of factors into account in using our yield information as a basis for comparison with other investments.


     Since the Working Assets Money Market Fund is invested in short-term money market instruments, our yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our funds.


     Current yield and effective yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that actually may be paid to our shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share we paid during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a major change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from additional sources (i.e., sources other than dividends and interest, such as short-term capital gains), and is calculated over a different period of time.

     The following table sets forth various measures of performance for the funds as of June 30, 1998:


           FUND                    7-DAY YIELD     EFFECTIVE YIELD    30-DAY YIELD

Working Assets Money Market           5.49%             5.64%             NA
Fund (Standard shares)

Working Assets Money Market           5.85%             6.02%             NA
Fund (Institutional Class shares)

Citizens Income Fund                   NA                NA              4.23%





     TOTAL RETURN AND OTHER QUOTATIONS
     We also can express the investment results in terms of "total return." We do this for the Citizens Income Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and Citizens Index Fund to take account of fluctuations in share value in addition to income from interest and dividends. Total return refers to the total change in value of an investment in the fund over a specified period, while the yield calculation only reflects the income component.

     We compute total return by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of these shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, we adjust the cumulative total return to calculate average annual total return during that period.


These figures will be calculated according to the SEC formula:
P(1 + T)n = ERV
where:
P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).


     For the period ended June 30, 1998 the funds had the following performance:


                                                                                     HYPOTHETICAL
                                                                                   INVESTMENT RETURN
                                                5 YEAR          AVERAGE ANNUAL     ON $1,000 FOR THE
                           ONE YEAR         AVERAGE ANNUAL    TOTAL RETURN SINCE    ONE YEAR PERIOD
        FUND             TOTAL RETURN        TOTAL RETURN          INCEPTION

Citizens Income Fund        10.49%               7.12%               7.67%             $1,104.90
                                                                   (6/10/92)

Citizens Emerging           33.05%                N/A               22.21%             $1,330.50
Growth Fund                                                        (2/8/94)

Citizens Global             21.75%                N/A               14.23%             $1,217.50
Equity Fund                                                        (2/8/94)

Citizens Index Fund         36.50%                N/A               31.76%             $1,365.00
(Standard shares)                                                  (3/3/95)

Citizens Index Fund         37.38%                N/A               34.88%             $1,373.80
(Institutional Class                                               (1/25/96)
shares)


     When we quote each fund's yield or total return we are referring to its past results and not predicting our future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise our actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

     When we quote our investment results we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average and the S&P 500, and other data and rankings from recognized independent publishers, sources such as Donoghue's Money Fund Report, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Co-Op America Quarterly, The Green Money Journal, Bloomberg News, Morningstar, Inc., Lipper Analytical Services and others.


DIVIDENDS AND DISTRIBUTIONS


     WORKING ASSETS MONEY MARKET FUND
     As described in the Prospectus, net income is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Accordingly, when shares are purchased dividends begin to accrue on the day the Transfer Agent receives payment for the shares, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are not entitled to a dividend declared on the day of the redemption if the redemption request is received by the Transfer Agentprior to 4:00 p.m. Eastern time. Dividends are automatically reinvested in shares, at net asset value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, our daily net investment income consists of:
(a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and (b) minus all expenses accrued, including interest, taxes and other expense items, amounts determined and declared as dividends and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles; and
(c) plus or minus all realized and unrealized gains or losses on investments.


     CITIZENS INCOME FUND
     The Citizens Income Fund distributes to its shareholders monthly dividends substantially equal to all of its net investment income. The fund's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the fund at least annually. Dividends and capital gains distributions are automatically reinvested at net asset value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

     CITIZENS EMERGING GROWTH FUND, CITIZENS GLOBAL EQUITY FUND AND CITIZENS INDEX FUND
     The Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Citizens Index Fund normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the funds at least annually. Dividends and capital gains distributions are automatically reinvested at net asset value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.


FEDERAL TAXES


     STATUS AS A "REGULATED INVESTMENT COMPANY"
     Each of the funds has elected to be treated and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). We plan to continue this election in the future for all of the funds.


     To qualify for the tax treatment afforded a "regulated investment company" under the Code, a fund must annually distribute at least 90% of its net investment income and net short-term capital gains and meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. If a fund elects and qualifies for such tax treatment, the fund will not be subject to federal income tax with respect to amounts distributed. Under current law, in order to qualify, a fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and income from certain other sources; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

     A fund that qualifies as a "regulated investment company" may nonetheless be subject to certain federal excise taxes unless the fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the excess, if any, of the sum of the taxable income of the regulated investment company for the previous calendar year plus all amounts from previous years that were not distributed over the amount actually distributed for such preceding calendar year. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a fund from the fund's current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. We intend to meet these distribution requirements, to avoid the excise tax liability, with respect to each of the funds. As long as a fund maintains its status as a regulated investment company and distributes all of its income, the fund will not be subject to any Massachusetts income or excise tax. If a fund should fail to qualify as a regulated investment company in any year, the fund would incur federal and Massachusetts income taxes upon its taxable income and distributions from the fund would generally be taxable as ordinary dividend income to shareholders.


     DISTRIBUTIONS OF NET INVESTMENT INCOME
     Dividends derived from net investment income and any excess of net short-term capital gains over net long-term capital losses will be taxable to shareholders as ordinary income. For each of the funds other than Working Assets Money Market Fund and the Citizens Income Fund, a portion of these ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualified for that deduction with respect to its holding of a fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of the Working Assets Money Market Fund and the Citizens Income Fund is derived from interest rather than dividends, no portion of the dividends received from these funds will be eligible for the dividends received deduction. Moreover, the portion of any fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable to shareholders as long-term capital gains without regard to the length of time that shareholders have held their shares. Shareholders will be taxed for federal income tax purposes on dividends in the same manner whether such dividends are received as shares or in cash. Any dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month and that is paid the following January, will be treated as if received by shareholders on December 31 of the year in which the dividend is declared.

     Any dividend or distribution from a fund other than the Working Assets Money Market Fund will have the effect of reducing the per share net asset value of shares in the fund by the amount of the dividend or distribution. Shareholders purchasing shares in such a fund shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     In general, any gain or loss realized upon a taxable disposition of shares of a fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

     Special tax considerations apply with respect to foreign investments of those funds which permit such investments. For example, foreign exchange gains and losses realized by a fund generally will be treated as ordinary income or losses. In addition, investment income received by a fund from sources within foreign countries may be subject to foreign income taxes withheld at the source; none of the funds other than the Global Equity Fund expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. If the Global Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid. If the Global Equity Fund so elects, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the fund as part of the amounts distributed by them from the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Global Equity Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes that it pays, shareholders will not be able to claim any deduction or credit for any part of such taxes. The United States has entered into tax treaties with many foreign countries which may entitle a fund to a reduced rate of tax or an exemption from tax on foreign income.

     NON-U.S. SHAREHOLDERS
     Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The funds intend to withhold U.S. federal income tax at the rate of 30% (or at such lower rate as may be permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions from a fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

     The funds are also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and (except in the case of the Working Assets Money Market Fund) redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

     The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.


REDEMPTION INFORMATION


     The redemption information below supplements the information contained in the Prospectus. We pay redemption proceeds within five business days after we receive a proper redemption request so long as the redemption request is received by 4 p.m. Eastern Time. Our obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr's. Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, to the above mentioned holidays, Working Assets Money Market Fund is also closed on Columbus Day and Veterans Day. All funds are closed on the Friday following Thanksgiving Day. We pay redemption proceeds in cash, except that our Board of Trustees has the power to decide that conditions exist which would make cash payments undesirable. In that case, we could send redemption payments in securities from our portfolio, valued in the same method as we used to determine our net asset value. There might then be brokerage or other costs to the shareholder in selling these securities. We have elected to be governed by Rule 18f-1 under the 1940 Act, which requires us to redeem shares solely in cash up to the lesser of $250,000 or 1% of our total net assets during any 90 day period for any one shareholder. Your redemption proceeds may be more or less than your cost, depending on the value of our shares.

     If any of the shares being redeemed were recently purchased by check, proceeds may not be made available for up to seven business days, and if recently purchased by electronic funds transfer, proceeds may not be made available for up to five business days, while we determine whether the check or electronic funds transfer used to purchase the shares has been honored by the bank on which it was drawn or made. You can eliminate any possible delay by making your investment by wire.

     We have the right to compel the redemption of shares of each fund if the aggregate net asset value of the shares in the account is less than $2,500. If our Adviser decides to do this, we will advise shareholders who would be affected to increase the size of their accounts to the $2,500 minimum. With respect to Institutional Class shares, we also have the right to transfer these accounts and to convert them to Standard shares if the aggregate net asset value of the shares in the account is less than $100,000 (or less than $250,000 for registered investment advisers).

TRUSTEES AND OFFICERS


     We have a Board of Trustees which provides broad supervision over our affairs. Our officers are elected by the Board and are responsible for day to day operations. The Trustees and officers are listed below, together with their dates of birth and principal occupations during at least the past five years. (Their titles may have varied during that period.) The address of each, except where an address is indicated, is 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801.


     The Trustees who are "interested persons," as defined in the 1940 Act ("Interested Trustees"), are indicated by an asterisk.

     Azie Taylor Morton (2/1/36), Chair of the Board and Trustee, was Treasurer of the United States during the Carter Administration. From 1984 - 1989, she owned and operated the Stami Corporation, a franchisee of Wendy's Old Fashioned Hamburgers. Her 30-year career began as a teacher at the State School for Girls in Crockett, Texas. She went on to work at the AFL-CIO, the White House Conference on Civil Rights and U.S. Equal Employment Opportunity Commission. She has served as the Commissioner of the Virginia Department of Labor and Industry as well as Executive Director of the Human Rights Project, Inc. From 1990 - 1992 she was Director of Resource Coordination at Reading is Fundamental, Inc. She is currently an investment adviser. Address: 10910 Medfield Court, Austin, Texas 78739.


     William D. Glenn, II (9/9/48), Trustee, has been a shareholder of Citizens Funds since 1983. He is a psychotherapist and the Executive Director of Continuum HIV Day Services in San Francisco. He is a past President of the San Francisco AIDS Foundation and former member of the Board of Directors of the Gay Rights Chapter of the Northern California American Civil Liberties Union. From 1981 to 1988, Mr. Glenn was the Assistant Principal and Dean of Students at Mercy High School in San Francisco. He currently serves on the boards of San Francisco's KQED and the 18th St. Services Chemical Dependency Recovery Center.
Address: 915 Las Ovejas, San Rafael, California 94903.

     Sophia Collier* (3/13/56), Trustee, is the former president of Citizens Funds and of its investment adviser, Citizens Advisers, where she is the principal owner and chair of the board of directors. Please see the section entitled "Additional Information Regarding The Management Company" for more information regarding Ms. Collier.


     John L. Shields* (1/4/53), Trustee, became the President and Chief Executive Officer of Citizens Funds on September 1, 1998. Prior to joining Citizens Funds, Mr. Shields was a senior management consultant at Cerulli

Associates in Boston, Massachusetts (1995-1998) and prior to that was employed by State Street Research Investment Services, Inc., where he held positions as Senior Vice President and Chief Administrative Officer, Chief Operating Officer and Chief Financial Officer (1991-1995). Mr. Shields also held a number of positions at Fidelity Investments (1987-1991) and was a Senior Audit Manager at Deloitte & Touche in New York City (1974-1987). He is a 1974 graduate of St. Peters' College and a member of the American Institute of Certified Public Accountants.

     Juliana Eades (2/2/53), Trustee, has served as Executive Director of the $6 million New Hampshire Community Loan Fund since its inception in 1984. In this capacity she has been a leading force in the creation of jobs and affordable housing in New Hampshire. Prior to accepting her position at the Loan Fund, Ms. Eades was Program Manager at the N.H. Governor's Council on Energy. In other community activities, Ms. Eades is a member of the Campaign for Rate Payers' Rights and the Society for the Protection of New Hampshire Forests. Address: 79 South State Street, Concord, New Hampshire 03301.

     Lokelani Devone (4/8/57), Trustee, is the Assistant General Counsel at DFS Group Limited, an international retail business group where she has worked since 1989. Prior to that, she was an aide to Congresswoman Nancy Pelosi, D-California. She is also a member of the Board of Continuum HIV Day Services in San Francisco, where Trustee William Glenn is employed. Ms. Devone is a graduate of the University of California at Berkeley (B.A. 1978) and the University of California, Davis (J.D. 1983) and was an International Research Fellow at the University of Tokyo from 1983 to 1985. Address: 525 Market Street, 33rd floor, San Francisco, California 94105.



     Ada Sanchez (8/17/52), Trustee, is the former Director of the Public Service and Social Change Program at Hampshire College. From 1985 - 1987 she was the National Toxic Waste Campaign Coordinator for Greenpeace USA. Prior to that Ms. Sanchez was involved with a number of activist organizations including Western States Field Consultant for the Disarmament Program for the National Fellowship of Reconciliation, co-director and founder of Viewpoint Syndicate, lecturer for Progressive Foundation Speakers Bureau, national coordinator for Supporters of Silkwood and outreach coordinator for Coalition for a Non-Nuclear World. Address: 5416 Delette Avenue South, Gulfport, Florida 33707.

     Robert B. Reich* (6/24/46), is University Professor and the Maurice B. Hexter Professor of Social and Economic Policy at Brandeis University and its Heller Graduate School. Before joining Brandeis, he served as the nation's 22nd Secretary of Labor during President Bill Clinton's first term. Before heading the Labor Department, Secretary Reich was on the faculty of Harvard University's John F. Kennedy School of Government. He served as an assistant to the Solicitor General in the Ford Administration, where he represented the United States before the Supreme Court, and he headed the policy planning staff of the Federal Trade Commission in the Carter Administration. Professor Reich is the author of seven books, including The Work of Nations which has been translated into 17 languages and most recently, Locked in the Cabinet, as well as more than 200 articles on the global economy, the changing nature of work and the centrality of human capital.

     Mitchell Johnson (3/1/42), is President of M.A.J. Capital Management, Inc., a money management firm which he organized in August 1994. Prior to forming M.A.J. Capital, Mr. Johnson was employed for 21 years at the Student Loan Marketing Association ("Sallie Mae"), where he served as Senior Vice President of Corporate Finance (1987-1994); Vice President of Corporate Finance (1984-1987); Vice President and Fiscal Agent (1982-1984); Manager of Banking and Investments (1978-1982); and Portfolio Manager (1978-1978). Prior to joining Sallie Mae, Mr. Johnson served as Financial Analyst for the Federal Home Loan Bank Board, Office of Finance, from 1970-1973. Mr. Johnson is a Director on the Board of Bank Commerce Security Bancorp, Inc., a Director of the Federal Agricultural Mortgage Association (Farmer Mac) and a Trustee of the District of Columbia Retirement Board. Mr. Johnson eared his B.A. degree from the University of California at Los Angeles in 1965 and has attended American University.

     Our Board of Trustees functions with a Nominating Committee comprised of the whole Board, but pursuant to our Distribution Plan (see "Our Distributor") below, we have agreed that Trustees who are not "interested persons" of Citizens Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan ("Qualified Trustees") shall have responsibility for the selection and nomination of other Qualified Trustees. This agreement will continue for so long as our Distribution Plan is in effect.

The following compensation table discloses the aggregate compensation from the Trust for services provided through June 30, 1998.



                       CITIZENS FUNDS- COMPENSATION TABLE


   NAME OF PERSON AND POSITION        AGGREGATE COMPENSATION FROM
                                            CITIZENS FUNDS


Azie Taylor Morton                            $41,942.50
Juliana Eades                                   $10,000
William D. Glenn, Jr.                         $11,750.00
Ada Sanchez                                   $11,000.00
Lokelani Devone                               $10,000.00
Mitchell Johnson                               $5,000.00
Sophia Collier*                                    0
J.D. Nelson*                                       0
Robert B. Reich*                                   0

* Sophia Collier, J.D. Nelson and Robert B. Reich are Interested Trustees and received no compensation from Citizens Funds.


The Trustees who are not "interested persons" received aggregate fees from us of $89,692.50 for services provided through June 30, 1998 and were also reimbursed for out-of-pocket expenses. Our Trustees and officers as a group owned less than 1% of the outstanding shares of each fund and class as of September 30, 1998, except for the Citizens Index Fund, Institutional Class shares, where a single trustee owned 7.21% of the outstanding shares (see page 28 below).

     OTHER OFFICERS OF THE TRUST
     Crescentia True (12/16/63), Vice President, is the Vice President of Operations of Citizens Advisers, where she has been employed since 1994. Sam Pierce (4/21/68), Assistant Vice President, is Senior Analyst at Citizens Advisers, which he joined in 1998. Prior to joining Citizens Advisers in 1998, Mr. Pierce was employed by Wellington Management Co., LLC as Assistant Vice President and Regulatory Analyst. Susan Barry (5/21/63), Treasurer, is Controller of Citizens Advisers where she has been employed since 1992. Joseph
F. Keefe (9/30/53), Secretary, is Executive Vice President and General Counsel of Citizens Advisers. Prior to joining Citizens Advisers in 1997, Mr. Keefe was a partner in the law firm of Hall, Hess, Kenison, Stewart, Murphy & Keefe and had been in private law practice for 16 years.


ADDITIONAL INFORMATION REGARDING CITIZENS ADVISERS

     Sophia Collier individually owns 60% of the outstanding stock of Citizens Advisers, Inc. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

     Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John F. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."


INVESTMENT ADVISORY AND OTHER SERVICES


     We are advised by Citizens Advisers, Inc. under a contract known as the Management Agreement. The Adviser's office is at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. The Adviser is a California corporation. Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a California corporation, serves as Citizens Funds' distributor.

     The Management Agreement provides that the Adviser, subject to the control of our Board of Trustees, will decide which securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. At the Adviser's discretion and sole expense, these duties may be delegated to a sub-adviser.

     SENECA CAPITAL MANAGEMENT, LLC
     Our sub-adviser for the Citizens Income and Emerging Growth Funds is Seneca Capital Management, LLC, a registered investment adviser which manages over $6 billion from its offices at 909 Montgomery Street, San Francisco, California. It is majority owned by Phoenix, Duff & Phelps Corporation ("Phoenix"), with a 74.9% ownership interest. Phoenix is a diversified financial services organization engaged primarily in investment management of institutional and individual accounts, with over $33 billion in assets under management. Gail Seneca, who with her partners founded Seneca's predecessor company, GMG/Seneca Capital Management, L.P. in 1990, continues, along with her key staff members, to be the owners of the minority interests in Seneca. Ms. Seneca and her key staff members entered into long term employment contracts with Phoenix when it purchased Seneca in 1997. The day to day business and affairs of Seneca, including its investment management activities, remain under the control of Ms. Seneca and her staff.


     CLEMENTE CAPITAL, INC.
     Our sub-adviser for the Citizens Global Equity Fund, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is majority owned by Lilia Clemente with 61.15% ownership; Wilmington Trust of Wilmington, Delaware with 24% and Diaz-Verson Capital Investments, Inc. of Columbus, Georgia with 14.85%. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, New York.

     The Adviser provides us, at the Adviser's expense, with all office space, facilities and equipment and clerical personnel necessary to carry out its duties under the Management Agreement. Some of our Trustees and our officers are employees of our Adviser and receive their compensation from the Adviser. Our custodian bank maintains, as part of its services for which we pay a fee, many of the books and records that we are required to have and computes our net asset value and dividends per share.

     We pay the Adviser a fee for its services at a percentage of each fund's average annual net assets as follows:


Working Assets Money Market Fund (Standard and Institutional Class shares)--0.35%; Citizens Income Fund--65%; Citizens Emerging Growth Fund--1.00%; Citizens Global Equity Fund--1.00%; and Citizens Index Fund (Standard and Institutional Class shares)--0.50%. The fee is accrued daily and payable monthly. The Adviser has agreed to limit our expenses each year. If expenses exceed this limit, the Adviser will reduce its fee by, or refund, the amount of the excess. The limit on our expenses, pursuant to the Management Agreement, is as follows: Working Assets Money Market Fund: 1.50% of the first $40 million or our average annual net assets and 1% thereafter; and Citizens Income Fund: 1.75% of the first $100 million of average net assets and 1.25% thereafter. There is no limit on expenses for Citizens Emerging Growth Fund, Citizens Global Equity Fund, Citizens Index Fund or Working Assets Money Market Fund, Institutional Class shares.


     Not all our expenses are subject to the limits described above. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included.

     For the fiscal years ended June 30, 1996, 1997 and 1998, the Adviser received the following fees: Working Assets Money Market Fund, 1996-$423,731, 1997-$341,144 and 1998-$392,811; Citizens Income Fund, 1996-$207,386,
1997-$218,016 and 1998-$290,174; Citizens Emerging Growth Fund, 1996-$197,492,
1997-$503,188 and 1998-$741,296; Citizens Global Equity Fund, 1996-$118,662,
1997-$206,581 and 1998-$372,017; and Citizens Index Fund, 1996-$689,466,
1997-$878,074 and 1998-$1,439,749.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the purchase, sale or retention of any security and permits the Adviser to act as investment adviser and/or principal underwriter for any other person, firm or corporation. The Management Agreement provides that we will indemnify the Adviser to the full extent permitted under the Declaration of Trust. The Management Agreement also states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of our Registration Statement under the Securities Act of 1933 and the 1940 Act except for information supplied by the Adviser for inclusion therein.


     There are similar provisions with respect to the liability of the sub-adviser, and the obligation of the Trust to indemnify the sub-adviser.

     ADMINISTRATIVE AND SHAREHOLDER SERVICES AGREEMENT
     Citizens Advisers also performs a wide variety of administrative duties for Citizens Funds under a separate administrative and shareholder services contract which provides for reimbursement of out of pocket expenses as well as fees for services rendered. These fees and expenses are payable monthly and include fees based on the annual rate of the average daily net assets in the following amounts: Working Assets Money Market Fund (Standard shares) - 0.15%; Citizens Income Fund, Emerging Growth Fund and Global Equity Fund - 0.10%; Citizens Index Fund (Standard shares) - 0.20%; Citizens Index Fund, Institutional Class shares - 0.30% (of which only 0.09% was charged for the year ended June 30, 1998). The administrative services provided to Citizens Funds include but are not limited to the following: daily fund accounting duties including payment and budgeting of fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with Custodian and Transfer Agent including daily monitoring of net asset value, sales, redemptions, dividends and quality control; and compliance with federal and state regulation requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of prospectuses, statements of additional information, proxies and other regulatory filings; and special projects.
     In addition, Citizens Securities provides a number of administrative services to Citizens Funds relating primarily to shareholder services and communications, and is reimbursed a flat fee approximating the "market price" of such services. These include but are not limited to answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.
     The Citizens Index Fund, Standard shares may also be charged a shareholder service fee of up to 0.45% of average daily net assets.

     For the fiscal years ended June 30, 1996, 1997 and 1998, the Adviser accrued the following administrative and shareholder service fees: Working Assets Money Market Fund, 1996-$186,145, 1997-$293,217 and 1998-$278,850;
Citizens Income Fund, 1996-$74,254, 1997-$78,340 and 1998-$101,909; Citizens
Emerging Growth Fund, 1996-$117,910, 1997-$172,422 and 1998-$193,896; Citizens
Global Equity Fund, 1996-$68,745, 1997-$71,181 and 1998-$86,805; and Citizens
Index Fund1996-$903,081 1997-$1,104,684 and 1998-$1,635,911 .


     DISTRIBUTION PLAN
     Pursuant to a Distribution Agreement, Citizens Securities, Inc. (the "Distributor"), a wholly owned subsidiary of the Adviser, acts as the distributor of our shares. There is no sales charge imposed on any of the funds, either when you purchase or redeem shares.


     Broker-dealer and other organizations, known as Service Organizations, which assist in the distribution of our shares may receive fees from us or our Distributor. Our Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit us and our shareholders. Pursuant to this Plan, Service Organizations that enter into written agreements with us and our Distributor may receive, for administration, shareholder service and distribution assistance, fees at rates determined by our Trustees. In addition, our Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. We will reimburse the Distributor for these expenditures and for fees paid to Service Organizations, up to a limit of 0.25% on an annual basis of our average daily net assets for the Income Fund, Emerging Growth Fund, Global Equity Fund and Citizens Index Fund (Standard shares); and up to a limit of 0.20% for the Working Assets Money Market Fund (Standard shares) and 0.07% for the Citizens Index Fund, Institutional Class shares (although there was no reimbursement for this class for the year ended June 30, 1998). There is no provision under our Distribution Plan for reimbursing Citizens Securities for expenditures on behalf of the Working Assets Money Market Fund, Institutional Class shares. In addition, if and to the extent that the fee we pay our Distributor as well as other payments we make are considered as indirectly financing any activity which is primarily intended to result in the sale of our shares, such payments are authorized under the Plan.


     The Plan will continue in effect if such continuance is specifically approved at least annually by our Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of our outstanding voting securities on not more than 60 days notice.


     Each fund is responsible for the cost of preparing and setting in type prospectuses and reports to shareholders and distributing copies of the prospectuses and reports to shareholders. The Distributor pays the cost of printing and distributing all other copies of prospectuses and reports, as well as the costs of supplemental sales literature and advertising. The Trust pays all of our other expenses not expressly assumed by the Adviser such as interest, taxes, audit and legal fees and expenses, charges of our custodian, our shareholder servicing, transfer and record-keeping agent costs, insurance premiums, stock issuance and redemption costs, certain printing costs, costs of registering our shares under federal and state laws, and dues and assessments of the Investment Company Institute, as well as any non-recurring expenses, including litigation.


     The Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. The Plan further provides that while it is in effect the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified

Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, as set forth above, and all amendments must be approved by the Trustees, as described above. The Plan only permits reimbursement of actual expenses and does not permit expenses to be carried forward from one fiscal period to another. For the years ended June 30, the following fees were approved and paid under this Plan, 1996-$683,515, 1997-$838,348 and 1998-$1,250,855. The major categories of expenses for 1998 were as follows: marketing, advertising and public relations, printing and mailing prospectuses to other than current shareholders, compensation to broker/dealers and compensation to sales personnel.


ADDITIONAL INFORMATION


     Our Declaration of Trust permits our Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in Citizens Funds. Each share represents an interest in the applicable fund of Citizens Funds. Certificates representing our shares are not issued. In the event of our liquidation, all shareholders would share pro rata in our net assets available for distribution to shareholders. The Trustees also have the power to designate "series" of Citizens Funds which will function as separate funds, each having its own assets and liabilities. They may also create additional classes of shares which may differ from each other as to dividends and expenses. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act or as provided in our Declaration of Trust or as permitted by our Trustees. Income and operating expenses are allocated fairly among the series and classes by our Trustees. We intend to manage our funds in such a way as to be a "diversified" investment company, as defined in the 1940 Act. As of June 30, 1998, there were 150,669,880 outstanding shares of beneficial interest, representing all the shares of all five funds comprising Citizens Funds. The following are the shareholders who owned beneficially or of record 5% or more of the outstanding shares: Working Assets Money Market Fund (Standard shares) - no holders of 5% or more. Working Assets Money Market Fund (Institutional Class shares) - Bankers Trust of Cattee, (34 Exchange Place, 6th Fl., Jersey City, NJ 07302), 20.85%. Citizens Index Fund (Standard shares) - Charles Schwab & Co., Inc., (101 Montgomery St., San Francisco, CA 94104), 9.25%. Citizens Index Fund (Institutional Class shares) - Regence Blueshield of Idaho, (1602 21st Ave, Lewiston, ID 83501), 16.08%; Sophia Collier*, (230 Commerce Way, Ste. 300, Portsmouth, NH 03801), 7.21%; and Gloria Steinem Trustee, (135 W. 50th St., 16th Fl., New York, NY 10020), 6.932%. Citizens Income Fund - Charles Schwab & Co., Inc., 9.66%. Citizens Emerging Growth Fund - Charles Schwab & Co, Inc., 11.23%. Citizens Global Equity Fund - Charles Schwab & Co, Inc., 29.16%. *Trustee


VOTING RIGHTS


     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Voting is generally by class and series except as otherwise provided by the provisions of the 1940 Act. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of our shares. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of our outstanding shares. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non assessable, except as set forth under "Shareholder and Trustee Liability" below. Citizens Funds may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders or more than 50% of our outstanding shares, or upon liquidation and distribution of our assets, if approved by the vote of the holders of more than 50% of our outstanding shares. If not so terminated, Citizens Funds will continue indefinitely.


SHAREHOLDER AND TRUSTEE LIABILITY

     We are an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Our Declaration of Trust contains an express disclaimer of shareholder liability for our acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by us or our Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant fund out of the fund's property for any shareholder held personally liable for the fund's obligations. The Declaration of Trust also provides that we shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of ours and satisfy our judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which we would be unable to meet our obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN


     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, is the custodian of the assets of Citizens Funds. The custodian takes no part in determining the investment policies of Citizens Funds or in deciding which securities are purchased or sold by the Fund. We, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


AUDITORS


     The funds' Independent Accountants are PricewaterhouseCoopers LLP, One Post Office Square, Boston, MA, 02109. PricewaterhouseCoopers LLP will conduct an annual audit of the financial statements of the funds, will prepare the funds' federal and state income tax returns and consult with management of the funds as to matters of accounting, regulatory filings, and federal and state income taxation.

     The audited financial statements of the funds are incorporated here by reference.

     The statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the year ended June 30, 1998 have been audited by PricewaterhouseCoopers LLP, as stated in their opinion which is incorporated by reference and has been so incorporated in reliance of such report given upon their authority as experts in accounting and auditing.

     The statements of changes in net assets for the year ended June 30, 1997 and the financial highlights for the periods ended on or before June 30, 1997 have been audited by Tait Weller & Baker, as stated in their opinion which is incorporated by reference and has been so incorporated in reliance of such report given upon their authority as experts in accounting and auditing.


LEGAL COUNSEL

     Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts.



FINANCIAL STATEMENTS

     The following financial statements of Citizens Funds and the opinion of its independent auditors, included in the Annual Report to the shareholders for the year ended June 30, 1998 are incorporated herein by reference and are provided to each person to whom the Statement of Additional Information is sent or given:

Statement of Investments - June 30, 1998
Statement of Assets and Liabilities - June 30,1998
Statement of Operations for the year ended - June 30, 1998
Statement of Changes in Net Assets for the years ended June 30, 1997 and 1998. Financial Highlights for the years ended June 30, 1994, 1995, 1996, 1997 and 1998.
Notes to Financial Statements
Report of Independent Certified Public Accountants

APPENDIX A: DESCRiPTION OF RATINGS



     DESCRIPTION OF BOND RATINGS
     We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the three services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's, Standard & Poor's and Fitch IBCA represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.


MOODY'S


AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING REFINEMENTS: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.



STANDARD & POOR'S LONG-TeRM ISSUE CREDIT RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



FITCH IBCA INTERNATIONAL LONG-TERM CREDIT RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. The capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the "AAA" long-term rating category.



MOODY'S SHORT-TERM Prime Rating SysteM--TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. The obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.
     o    High rates of return on funds employed.
     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protections measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuers whose securities or debt obligations you consider buying or selling.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

Standard & Poor's short-term issue credit ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C: OTHER INFORMATION


Item 24    (a)    Financial Statements
           Statement of Investments - June 30, 1998
           Statement of Assets and Liabilities - June 30,1998
           Statement of Operations for the year ended - June 30, 1998
           Statement of Changes in Net Assets for the years ended June 30, 1997 and 1998.
           Financial Highlights for the years ended June 30, 1994, 1995, 1996, 1997 and 1998.
           Notes to Financial Statements
           Report of Independent Certified Public Accountants

           The above Financial Statements were filed with the Securities and Exchange Commission, Accession number 0000950146-98-001479 on September 1, 1998.



           (b)    Exhibits


           (1) Declaration of Trust******
           (2) By-Laws*
           (5) Management Agreement
               a  Management Agreement******
               b Renewal of Management Agreement****** c Form of Sub-Investment Advisory Agreement** d Amended Sub-Investment Advisory Agreement*****
           (6) Distribution Agreement:
               a Distribution Agreement, as amended****** b Renewal of Distribution Agreement****** c Amendment to Distribution Agreement dated May 6, 1996** d Amendment to Distribution Agreement dated May 30, 1996**
           (8) Custodian Agreement***
           (9) Other Material Contracts:
               a Administrative Agreement as amended****** b Amendment to Administrative Agreement**
          (10) Opinion and Consent of Counsel as to the legality of the securities being registered****
          (11) Accountants' consents
          (15) Rule 12b-1 Distribution Plan******
          (25) Powers of Attorney*****
          (27) Financial Data Schedule


* Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 21, 1996.

** Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 21, 1996.

*** Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant 's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on September 27, 1996.

**** Incorporated by reference to the Registrant's Registration Statement on N-14 (File No. 2-80886), as filed with the Securities and Exchange Commission on September 5, 1997.

***** Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on December 11, 1997.


******* Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on August 28, 1998.


Item 25.   Persons Controlled by or under Common Control with Registrant

           o See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.
           o Citizens Funds is a Massachusetts business trust.
           o Citizens Advisers, Inc., the investment adviser to the Registrant, is a California corporation, which also controls the distributor of the Registrant, Citizens Securities, which is also a California corporation.

Item 26.   Number of Holders of Securities

                                                   Number of Record Holders
                 Title of Class                      as of August 26, 1998
-------------------------------------------------------------------------------
Working Assets Money Market Fund                            13,428
-------------------------------------------------------------------------------
Working Assets Money Market Fund -
Institutional Class                                           121
-------------------------------------------------------------------------------
Citizens Income Fund                                         4,323
-------------------------------------------------------------------------------
Citizens Index Fund                                         20,168
-------------------------------------------------------------------------------
Citizens Index Fund - Institutional Class                     106
-------------------------------------------------------------------------------
Citizens Emerging Growth Fund                                9,988
-------------------------------------------------------------------------------
Citizens Global Equity Fund                                  4,355
-------------------------------------------------------------------------------

Item 27.  Indemnification

          Article Seventh of the Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item 28.  Business and other Connections of Investment Adviser

          Other businesses, professions, vocations, or employment of a substantial nature in which each director or principal officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:


Name and Position          Connection with and
With Investment Adviser    Name of Other Company Adviser

John L. Shields,           Trustee, Citizens Funds
President

Sophia Collier,            Trustee, Citizens Funds
Partner                    Chair of Board, Citizens Advisers
                           President, Northpoint Technology, LTD
                           President, NPT, Inc.

John P. Dunfey,            Chairman and Director, Dunfey Brothers Capital Group
Partner                    President, Treasruer & Director DA-TRIAD, Inc.
                           Trustee and Governor, Dana-Farber Cancer Inst., Boston
                           Chair, Human Rights Project, Inc.
                           Chair, New England Circle, Inc.
                           Director, International League for Human Rights, NY

Robert J. Dunfey, Sr.      Treasurer & Founding Director, Dunfey Brothers
Partner                      Capital Group
                           Trustee, the Jackson Laboratory, Bar Harbor, Maine
                           Past Director, KeyBank of Maine
                           Trustee, University of Maine System
                           Treasurer and Director, New England Circle, Inc.
                           Director, American Ireland Fund, Boston
                           Founder & Honorary Director, Susan L. Curtis
                             Foundation, Portland, Maine




Gerald Dunfey,             Vice President & Founding Director, Dunfey Brothers
Partner                      Capital Group
                           Director, DA-TRIAD, Inc.
                           President, New England Circle, Inc.
                           Director, Martin Luther King Center for Nonviolent
                             Social Change
                           Board of Advisors, Fund for a Free South Africa
                           Board of Incorporators, Joslin Diabetes Center

William Hart,              Director, SIS Bank, Springfield, MA
Partner                    Director, Blue Cross/Blue Shield of NH
                           President, Dunfey Brothers Capital Group
                           Director, DA-TRIAD, Inc.
                           Director, National Trust for Historic Preservation
                           Director, American Academy in Rome
                           Director, Currier Gallery of Art
                           Director, Berwick Academy, Berwick, Maine



Item 29.  Principal Underwriters

          (a)  Not applicable.

          (b) The following are directors and officers of Citizens Funds' distributor, Citizens Securities: John L. Shields, President, 230 Commerce Way, Suite 300, Portsmouth, NH. Ms. Collier is also an interested trustee of the Registrant and Chair of the investment adviser or management company, Citizens Advisers, Inc.
          (c)  Not applicable.

Item 30.  Location of Accounts and Records

          The accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that act are kept at Citizens Funds' Transfer and Dividend Distributing Agent, PFPC, Inc., 400 Bellevue Pkwy., Wilmington, DE 19808, and at Citizens Funds' Custodian and Fund Accounting Agent, State Street Bank and Trust, One Heritage Drive, North Quincy, MA 02171.

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          (a) Not applicable.

          (b) The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the Registrant's trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares, and in connection therewith to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (c) The Registrant undertakes to furnish to each person to whom a prospectus of Citizens Funds is delivered with a copy of its latest Annual Report to Shareholders, upon request without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the 23rd day of October, 1998.


                                     CITIZENS FUNDS

                                     By   /s/  Joseph F. Keefe
                                          --------------------------
                                          Joseph F. Keefe, Secretary


    Sophia Collier*
-----------------------------        Trustee, President,
    (Sophia Collier)                 Principal Executive,
                                     Financial and
                                     Accounting Officer

    Azie Taylor Morton*
-----------------------------        Trustee
    (Azie Taylor Morton)

    William Glenn*
-----------------------------        Trustee
    (William Glenn)

    Ada Sanchez*
-----------------------------        Trustee
    (Ada Sanchez)

    J.D. Nelson*
-----------------------------        Trustee
    (J.D. Nelson)

    Juliana Eades*
-----------------------------        Trustee
    (Juliana Eades)

    Lokelani Devone*
-----------------------------        Trustee
    (Lokelani Devone )

    Robert B. Reich*
-----------------------------        Trustee
    (Robert B. Reich)

    Mitchell Johnson*
-----------------------------        Trustee
    (Mitchell Johnson)

*   By Joseph F. Keefe  Attorney in Fact     /s/ Joseph F. Keefe
                                             -------------------------

See Powers of Attorney dated December 1, 1997, filed with the commission on December 11, 1997.

                                 EXHIBIT INDEX


      (1) Declaration of Trust******
      (2) By-Laws*
      (5) Management Agreement
          (a)  Management Agreement******
          (b)  Renewal of Management Agreement******
          (c)  Form of Sub-Investment Advisory Agreement**
          (d)  Amended Sub-Investment Advisory Agreement*****
      (6) Distribution Agreement:
          (a)  Distribution Agreement, as amended******
          (b)  Renewal of Distribution Agreement******
          (c)  Amendment to Distribution Agreement dated May 6, 1996**
          (d)  Amendment to Distribution Agreement dated May 30, 1996**
      (8) Custodian Agreement***
      (9) Other Material Contracts:
          (a)  Administrative Agreement as amended******
          (b)  Amendment to Administrative Agreement**
      (10) Opinion and Consent of Counsel as to the legality of the securities being registered****
      (11) Accountants' consents
      (15) Rule 12b-1 Distribution Plan******
      (25) Powers of Attorney*****
      (27) Financial Data Schedule



* Incorporated by reference to Post-Effective Amendment No. 38 to the Registrants Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 21, 1996.

** Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 21, 1996.

*** Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on September 27, 1996.

**** Incorporated by reference to the Registrant's Registration Statement on N-14 (File No. 2-80886), as filed with the Securities and Exchange Commission on September 5, 1997.

***** Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on December 11, 1997.

******* Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on August 28, 1998.